Registration Nos. 33-16005
                                                                      811-5252

==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                             ____________________

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]
     Pre-Effective Amendment No.                                          [ ]
        Post-Effective Amendment No. 13                                   [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
     Amendment No. 14                                                     [X]

                      (Check appropriate box or boxes.)

                       VAN KAMPEN MERRITT SERIES TRUST
                       ________________________________
              (Exact name of registrant as specified in charter)

               One Tower Lane, Suite 3000
               Oakbrook Terrace, Illinois                         60181-4644
          _______________________________________               _____________
         (Address of Principal Executive Offices)                 (Zip Code)

Registrant's Telephone Number, Including Area Code (708) 368-9060

                           Jeffery K. Hoelzel, Esq.
                                  Secretary
                       Van Kampen Merritt Series Trust
                          One Tower Lane, Suite 3000
                    Oakbrook Terrace, Illinois  60181-4644

                   (Name and Address of Agent For Service)

                                   Copy to:

                         Raymond A. O'Hara III, Esq.
                      Blazzard, Grodd & Hasenauer, P.C.
                                P.O. Box 5108
                             Westport, CT  06881
                                (203) 226-7866

It is proposed that this filing will become effective:

   ___  immediately upon filing pursuant to paragraph (b)
   ___  on (date) pursuant to paragraph (b)
   ___  60 days after filing pursuant to paragraph (a)(1)
   ___  on (date) pursuant to paragraph (a)(1)
   _X_  75 days after filing pursuant to paragraph (a)(2)
   ___  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

       ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has declared that it has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Investment Company Act Rule 24f-2 and the Rule 24f-2 Notice for Registrant's fiscal year 1995 will be filed on or before February 29, 1996.

                      CROSS REFERENCE SHEET
                    (as required by Rule 495)

Item No.                                        Location
--------                                        -----------------------------------

                               PART A

Item 1.   Cover Page.........................   Cover Page
Item 2.   Synopsis...........................   Not Applicable
Item 3.   Condensed Financial Information....   Financial Highlights
Item 4.   General Description of Registrant..   The Trust; Investment Objectives
                                                and Policies of the Portfolios;
                                                Investment Practices
Item 5.   Management of the Fund.............   Management of the Trust
Item 6.   Capital Stock and Other Securities.   Description of the Trust
Item 7.   Purchase of Securities Being
              Offered........................   Description of the Trust
Item 8.   Redemption or Repurchase...........   Description of the Trust
Item 9.   Pending Legal Proceedings..........   Not Applicable

                               PART B

Item 10.  Cover Page.........................   Cover Page
Item 11.  Table of Contents..................   Table of Contents
Item 12.  General Information and History....   Not Applicable
Item 13.  Investment Objectives and Policies.   Investment Objectives and Policies
Item 14.  Management of the Fund.............   Officers and Trustees
Item 15.  Control Persons and Principal
              Holders of Securities..........   Officers and Trustees
Item 16.  Investment Advisory and Other
              Services.......................   Investment Advisory Agreement
Item 17.  Brokerage Allocation and
              Other Practices................   Portfolio Transactions
Item 18.  Capital Stock and Other Securities.   Description of the Trust (Part A)
Item 19.  Purchase, Redemption and Pricing of
              Securities Being Offered.......   Net Asset Values (Part A)
Item 20.  Tax Status.........................   Tax Status (Part A)
Item 21.  Underwriters.......................   Distribution and Redemption of
                                                Shares (Part A)
Item 22.  Calculation of Performance Data....   Fund Performance
Item 23.  Financial Statements...............   Financial Statements (Part B)


                                    PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.



                               EXPLANATORY NOTE
_____________________________________________________________________________

This Registration Statement contains eleven Portfolios of Van Kampen Merritt Series Trust. Two versions of Prospectuses will be created from this Registration Statement. The distribution system for each version of the Prospectus is different. One version of the Prospectus will contain all Portfolios except for the Large Capital Stock Portfolio. The other version of the Prospectus will contain the following eight Portfolios: Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, Quality Bond Portfolio, Small Capital Stock Portfolio, Large Capital Stock Portfolio, Select Equity Portfolio and International Equity Portfolio. These Prospectuses will be filed with the Commission pursuant to Rule 497 under the Securities Act of 1933.

The Registrant undertakes to update this Explanatory Note each time a Post-Effective Amendment is filed.
_____________________________________________________________________________


                                    PART A

                       VAN KAMPEN MERRITT SERIES TRUST
                          ONE TOWER LANE, SUITE 3000
                    OAKBROOK TERRACE, ILLINOIS 60181-4644


VAN KAMPEN MERRITT SERIES TRUST ("Trust") is intended to meet differing investment objectives with its separate Portfolios: Money Market Portfolio, Quality Income Portfolio, High Yield Portfolio, Stock Index Portfolio, Growth and Income Portfolio, Bond Debenture Portfolio, Quality Bond Portfolio, Small Capital Stock Portfolio, Large Capital Stock Portfolio, Select Equity Portfolio and International Equity Portfolio. SHARES OF THE HIGH YIELD PORTFOLIO ARE NOT CURRENTLY AVAILABLE FOR SALE IN THE STATE OF CALIFORNIA. The Trustees may provide for additional Portfolios from time to time. Each Portfolio issues its own class of shares which has rights separate from the other classes of shares.

This Prospectus concisely sets forth the information about the Trust that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.

A Statement of Additional Information, dated May 1, 1996, containing information about the Trust has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 831-LIFE, or writing Cova Financial Services Life Insurance Company at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U. S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH YIELD PORTFOLIO AND THE BOND DEBENTURE PORTFOLIO MAY INVEST A SUBSTANTIAL PORTION OF THEIR ASSETS IN LOWER GRADE CORPORATE DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTORS SHOULD BE AWARE THAT SUCH INVESTMENTS INVOLVE A SIGNIFICANT DEGREE OF RISK. SEE "RISK FACTORS - SPECIAL RISKS OF HIGH YIELD INVESTING."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                    THIS PROSPECTUS IS DATED: MAY 1, 1996.


                              TABLE OF CONTENTS
                                                                          PAGE
SUMMARY
The Trust
Investment Adviser and Sub-Advisers
The Portfolios
Investment Risks
Sales and Redemptions

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

ADDITIONAL PERFORMANCE INFORMATION

THE TRUST

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS
Money Market Portfolio
Quality Income Portfolio
High Yield Portfolio
Stock Index Portfolio
Growth and Income Portfolio
Bond Debenture Portfolio
Quality Bond Portfolio
Small Capital Stock Portfolio
Large Capital Stock Portfolio
Select Equity Portfolio
International Equity Portfolio

INVESTMENT PRACTICES
Investment Limitations

RISK FACTORS
Tax Considerations
Special Considerations Relating to Foreign Securities

PORTFOLIO TURNOVER RATES
Money Market Portfolio and Quality Income Portfolio
High Yield Portfolio and Bond Debenture Portfolio
Stock Index Portfolio
Growth and Income Portfolio
Quality Bond, Small Capital Stock, Large Capital Stock, Select Equity and
        International Equity Portfolios

MANAGEMENT OF THE TRUST
The Trustees
Adviser
Portfolio Management
Expenses of the Trust
Sub-Advisers
Sub-Advisory Fees

DESCRIPTION OF THE TRUST
Shareholder Rights
Inquiries
Distribution and Redemption of Shares
Dividends
Tax Status
Net Asset Values

FUND PERFORMANCE

APPENDIX  -  DESCRIPTION OF CORPORATE BOND RATINGS



                                   SUMMARY

THE TRUST

The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated July 9, 1987. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. This Prospectus will be supplemented to reflect the addition of new Portfolios.

INVESTMENT ADVISER AND SUB-ADVISERS

Subject to the authority of the Board of Trustees of the Trust, Cova Investment Advisory Corporation (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Sub-Advisers for each of the Portfolios to make investment decisions and place orders. The Sub-Advisers for the Portfolios are:

SUB-ADVISER                     NAME OF PORTFOLIO

Van Kampen American Capital     Money Market Portfolio
     Investment Advisory Corp.  Quality Income Portfolio
                                High Yield Portfolio
                                Stock Index Portfolio
                                Growth and Income Portfolio

Lord, Abbett & Co.              Bond Debenture Portfolio

J.P. Morgan Investment          Quality Bond Portfolio
     Management, Inc.           Small Capital Stock Portfolio
                                Large Capital Stock Portfolio
                                Select Equity Portfolio
                                International Equity Portfolio



For additional information concerning the Adviser and the Sub-Advisers, including a description of advisory and sub-advisory fees, see "Management of the Trust."

THE PORTFOLIOS

PORTFOLIOS MANAGED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.:

     MONEY MARKET PORTFOLIO. The investment objective of this Portfolio is to provide high current income consistent with the preservation of capital and liquidity through investment in a broad range of money market instruments that will mature within 12 months of the date of purchase. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

     QUALITY INCOME PORTFOLIO. The investment objective of this Portfolio is to seek a high level of current income, consistent with safety of principal, by investing in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations.

     HIGH YIELD PORTFOLIO. The investment objective of this Portfolio is the maximization of total investment return through income and capital appreciation. The Portfolio will pursue its investment objective by investing in a portfolio substantially consisting of medium and lower grade domestic corporate debt securities. The Portfolio may also invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. The Portfolio may also, from time to time, invest in cash or cash equivalents due to market conditions or for other defensive purposes. Lower grade corporate debt securities are commonly known as "junk bonds" and involve a significant degree of risk. (See "Risk Factors - Special Risks of High Yield Investing.")

     STOCK INDEX PORTFOLIO. The investment objective of this Portfolio is to achieve investment results that approximate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index by investing in common stocks, stock index futures contracts and options on stock indexes and stock index futures contracts, and certain short-term fixed income securities such as cash reserves.

     "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of McGraw-Hill Inc. and have been licensed for use by Cova Financial Services Life Insurance Company and its affiliates ("Cova Life"). The Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no representation regarding the advisability of investing in the Stock Index Portfolio.

     GROWTH AND INCOME PORTFOLIO. The investment objective of this Portfolio is to seek long-term growth of both capital and income by investing in a portfolio of common stocks which are considered by the Portfolio's Sub-Adviser to have potential for capital appreciation and dividend growth. The Portfolio may also invest up to 35% of its assets in common stocks which are considered by the Portfolio's Sub-Adviser to have potential for capital appreciation but which are issued by foreign corporations.

PORTFOLIO MANAGED BY LORD, ABBETT & CO.:

     BOND DEBENTURE PORTFOLIO. The investment objective of this Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing" before investing.

PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT, INC.:

     QUALITY BOND PORTFOLIO. The investment objective of this Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

     SMALL CAPITAL STOCK PORTFOLIO. The investment objective of this Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio will invest primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio will be primarily securities included in the Russell 2000 Index.

     LARGE CAPITAL STOCK PORTFOLIO. The investment objective of this Portfolio is long-term growth of capital and income. The equity holdings of the Portfolio will be primarily stocks of large- and medium-sized companies.
The Portfolio will be highly diversified and typically hold between 225 and 250 stocks.

     SELECT EQUITY PORTFOLIO. The investment objective of this Portfolio is long-term growth of capital and income. The equity holdings of the Portfolio will be primarily stocks of large- and medium-sized companies. The Portfolio will typically hold between 60 and 90 stocks.

     INTERNATIONAL EQUITY PORTFOLIO. The investment objective of this Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. The equity holdings of the Portfolio will be primarily stocks of established companies based in developed countries outside the United States. The Portfolio is actively managed and seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index.

The investment objectives of a Portfolio and policies and restrictions specifically cited as fundamental may not be changed without the approval of a majority of the outstanding shares of that Portfolio. Other investment policies and practices described in this Prospectus and the Statement of Additional Information are not fundamental, and the Board of Trustees may change them without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the Statement of Additional Information. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS

The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of Cova Life as a funding vehicle for the variable annuity contracts offered by Cova Life. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of Cova Life, and therefore, are ultimately borne by variable annuity contract owners. In addition, other fees and expenses are assessed by Cova Life at the separate account level. (See the Prospectus for the variable annuity contract for a description of all fees and charges relating to the variable annuity contract.)



                             FINANCIAL HIGHLIGHTS
              (FOR ONE SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following schedule presents financial highlights for one share of the Portfolio throughout the periods indicated. The financial highlights have been audited by _______________________, independent auditors, for each of the periods through December 31, 1995 presented below, and their report thereon appears in the Portfolio's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information, a copy of which may be obtained without charge as indicated elsewhere in this Prospectus.

                            MONEY MARKET PORTFOLIO


                                                                                   July 1, 1991
                                                                                    (Commencement of
                                                                                   Investment
                                                      Year  Ended  December    31  Operations) to
                                                  --------  -----  --------  ----
                                                      1995   1994      1993  1992  December 31, 1991
                                                  --------  -----  --------  ----  -----------------

Net Asset Value, Beginning of Period

  Net Investment Income

  Less Distributions from Net Investment Income

Net Asset Value, End of Period

Total Investment Return* (Non-Annualized)

Net Assets at End of Period (in millions)

Ratio of Expenses to Average Net Assets*
(Annualized)

Ratio of Net Investment Income to Average
Net Assets* (Annualized)

*If certain expenses had not been assumed by Cova Life (formerly known as Xerox
Financial Services Life Insurance Company), total investment return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets
(Annualized)

Ratio of Net Investment Income to Average
Net Assets (Annualized)



                  See Financial Statements and Notes Thereto


                             FINANCIAL HIGHLIGHTS
              (FOR ONE SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following schedule presents financial highlights for one share of the Portfolio throughout the periods indicated. The financial highlights have been audited by _______________________, independent auditors, for each of the periods through December 31, 1995 presented below, and their report thereon appears in the Portfolio's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information, a copy of which may be obtained without charge as indicated elsewhere in this Prospectus.

                           QUALITY INCOME PORTFOLIO


                                                                                           December 11, 1989
                                                                                            (Commencement of
                                                                                           Investment
                                                              Year  Ended  December    31  Operations) to
                                                          --------  -----  --------  ----
                                              1995  1994      1993   1992      1991  1990  December 31, 1989
                                              ----  ----  --------  -----  --------  ----  -----------------

Net Asset Value, Beginning of Period

  Net Investment Income

  Net Realized and Unrealized Gain/Loss on
    Investments

Total from Investment Operations

Less:
  Distributions from Net Investment Income

  Distributions from Net Realized  Gain on
    Investments

Total Distributions

Net Asset Value, End of Period

Total Investment Return (Non-Annualized)

Net Assets at End of Period (in millions)

Ratio of Expenses to Average Net Assets*
(Annualized)

Ratio of Net Investment Income to Average
Net Assets* (Annualized)

Portfolio Turnover

*If certain expenses had not been assumed by Cova Life (formerly known as Xerox
Financial Services Life Insurance Company), total investment return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets
(Annualized)

Ratio of Net Investment Income to Average
Net Assets (Annualized)



                  See Financial Statements and Notes Thereto


                             FINANCIAL HIGHLIGHTS
              (FOR ONE SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following schedule presents financial highlights for one share of the Portfolio throughout the periods indicated. The financial highlights have been audited by _______________________, independent auditors, for each of the periods through December 31, 1995 presented below, and their report thereon appears in the Portfolio's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information, a copy of which may be obtained without charge as indicated elsewhere in this Prospectus.

                             HIGH YIELD PORTFOLIO

                                                                                           December 11, 1989
                                                                                            (Commencement of
                                                                                           Investment
                                                              Year  Ended  December    31  Operations) to
                                                          --------  -----  --------  ----
                                              1995  1994      1993   1992      1991  1990  December 31, 1989
                                              ----  ----  --------  -----  --------  ----  -----------------

Net Asset Value, Beginning of Period

  Net Investment Income

  Net Realized and Unrealized Gain/Loss on
    Investments

Total from Investment Operations

Less:
  Distributions from Net Investment Income

  Distributions from Net Realized  Gain on
    Investments

Total Distributions

Net Asset Value, End of Period

Total Investment Return (Non-Annualized)

Net Assets at End of Period (in millions)

Ratio of Expenses to Average Net Assets*
(Annualized)

Ratio of Net Investment Income to Average
Net Assets* (Annualized)

Portfolio Turnover

*If certain expenses had not been assumed by Cova Life (formerly known as Xerox
Financial Services Life Insurance Company), total investment return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets
(Annualized)

Ratio of Net Investment Income to Average
Net Assets (Annualized)


                  See Financial Statements and Notes Thereto


                             FINANCIAL HIGHLIGHTS
              (FOR ONE SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following schedule presents financial highlights for one share of the Portfolio throughout the periods indicated. The financial highlights have been audited by _______________________, independent auditors, for each of the periods through December 31, 1995 presented below, and their report thereon appears in the Portfolio's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information, a copy of which may be obtained without charge as indicated elsewhere in this Prospectus.

                            STOCK INDEX PORTFOLIO

                                                                           November 1, 1991
                                                                            (Commencement of
                                                                           Investment
                                              Year  Ended  December    31  Operations) to
                                              ----  -----  --------  ----
                                              1995   1994      1993  1992  December 31, 1991
                                              ----  -----  --------  ----  -----------------

Net Asset Value, Beginning of Period

  Net Investment Income

  Net Realized and Unrealized Gain/Loss on
    Investments

Total from Investment Operations

Less:
  Distributions from Net Investment Income

  Distributions from Net Realized  Gain on
    Investments

  Return of Capital Distributions

Total Distributions

Net Asset Value, End of Period

Total Investment Return (Non-Annualized)

Net Assets at End of Period (in millions)

Ratio of Expenses to Average Net Assets*
(Annualized)

Ratio of Net Investment Income to Average
Net Assets* (Annualized)

Portfolio Turnover

*If certain expenses had not been assumed by Cova Life (formerly known as Xerox
Financial Services Life Insurance Company), total investment return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets
(Annualized)

Ratio of Net Investment Income to Average
Net Assets (Annualized)




                  See Financial Statements and Notes Thereto


                             FINANCIAL HIGHLIGHTS
              (FOR ONE SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following schedule presents financial highlights for one share of the Portfolio throughout the periods indicated. The financial highlights have been audited by _______________________, independent auditors, for each of the periods through December 31, 1995 presented below, and their report thereon appears in the Portfolio's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information, a copy of which may be obtained without charge as indicated elsewhere in this Prospectus.

                         GROWTH AND INCOME PORTFOLIO


                                                                                May 1, 1992
                                                                                 (Commencement of
                                                                                Investment
                                                      Year  Ended  December 31  Operations) to
                                               -----------  -----  -----------
                                                      1995   1994         1993  December 31, 1992
                                               -----------  -----  -----------  -----------------

Net Asset Value, Beginning of Period

  Net Investment Income

  Net Realized and Unrealized Gain/Loss on
    Investments

Total from Investment Operations

Less:
  Distributions from Net Investment   Income

  Distributions from Net Realized  Gain on
    Investments

Total Distributions

Net Asset Value, End of Period

Total Investment Return (Non-Annualized)

Net Assets at End of Period (in millions)

Ratio of Expenses to Average Net Assets*
(Annualized)

Ratio of Net Investment Income to Average
Net Assets* (Annualized)

Portfolio Turnover

*If certain expenses had not been assumed by Cova Life (formerly known as Xerox
Financial Services Life Insurance Company), total investment return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets
(Annualized)

Ratio of Net Investment Income to Average
Net Assets (Annualized)



                  See Financial Statements and Notes Thereto


                      ADDITIONAL PERFORMANCE INFORMATION

Further information about the Trust's performance is contained in the Annual Report to shareholders which may be obtained, without charge, by calling (800) 831-LIFE, or writing Cova Life at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

                                  THE TRUST

The Trust is currently comprised of eleven separate Portfolios: Money Market Portfolio, Quality Income Portfolio, High Yield Portfolio, Growth and Income Portfolio, Stock Index Portfolio, Bond Debenture Portfolio, Quality Bond Portfolio, Small Capital Stock Portfolio, Large Capital Stock Portfolio, Select Equity Portfolio and International Equity Portfolio. SHARES OF THE HIGH YIELD PORTFOLIO ARE NOT CURRENTLY AVAILABLE FOR SALE IN THE STATE OF CALIFORNIA. The Trustees may provide for additional Portfolios from time to time. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

             INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. The risks and opportunities of each Portfolio should be examined separately. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk of each Portfolio.

There is no assurance that the investment objectives of the various Portfolios will be met.

PORTFOLIOS MANAGED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.:

MONEY MARKET PORTFOLIO

The investment objective of the Money Market Portfolio is to provide high current income consistent with the preservation of capital and liquidity through investment in a broad range of money market instruments that will mature within 12 months of the date of purchase.

     INVESTMENT PROGRAM

The Money Market Portfolio seeks to achieve its objective by investing only in the following securities and instruments: (a) obligations of or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"); (b) obligations of banks subject to U.S. government regulation as well as such other bank obligations as are insured by a U.S. government agency ("Bank Obligations"); (c) commercial paper (including variable amount master demand notes); and (d) debt obligations (other than commercial paper) of corporate issuers.

U.S. Government Securities include Treasury Bills, Notes and Bonds issued by the U.S. government and backed by the full faith and credit of the U.S. government, as well as securities issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. Bank Obligations include certificates of deposit and bankers' acceptances of domestic banks (or Euro-dollar obligations of foreign branches of those domestic banks) subject to U.S. government regulation and time deposits of federal and state banks whose accounts are insured by a government agency as well as the accounts themselves.

See "Risk Factors - Tax Considerations" for a discussion of special diversification standards which the Portfolio will meet.

The Portfolio may lend portfolio securities. The Portfolio may also enter into repurchase agreements but only if the underlying securities are either Government securities or First Tier Securities (see "Investment Quality" and
"Portfolio Maturity", below). The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may borrow up to 10% of its net assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure borrowings. The Portfolio may invest up to 10% of its net assets in restricted securities. A more complete description of these investments and transactions is contained under "Investment Practices".

The Portfolio may also invest in Floating Rate Securities. Floating Rate Securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on Floating Rate Securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. Floating Rate Securities often include a demand feature which entitles the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. With respect to Floating Rate Securities, the financial institution issuing the instrument is considered the issuer. However, where the securities are backed by an irrevocable letter of credit or by insurance, without which the securities would not qualify for purchase under the Portfolio's quality restrictions, the issuer of the letter of credit will be considered the issuer of the securities.

Although the securities in which the Portfolio invests are of high quality and the transactions which it enters into entail low risk, there is still the possibility of loss of principal. Corporate issuers may default on their obligations. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. Agencies or instrumentalities of the U.S. government could also default on their securities which may not be guaranteed by or be backed by the full faith and credit of the U.S. government.

     INVESTMENT QUALITY

     (a)  Eligible Securities

     The Money Market Portfolio will invest only in United States dollar-denominated instruments which, at the time of acquisition, are determined to be eligible securities ("Eligible Securities") by the Sub-Adviser and which are determined by the Sub-Adviser to present minimal credit risks.

     An Eligible Security is any security that has a remaining maturity of less than one year and (i) which is rated in one of the two highest rating categories for short-term debt obligations by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or if only one NRSRO has issued a rating, that NRSRO ("Requisite NRSROs"); or (ii) has a security that has been issued by an issuer that has outstanding short-term debt obligations (or security within that class) that are comparable in priority and security with the security ("CPS Security") which is rated, or the issuer of which is rated, by the Requisite NRSROs in one of the two highest rating categories for short-term debt obligations. An unrated security may also be an Eligible Security if it is determined by the Sub-Adviser to be of comparable quality ("Comparable Quality Security") to either a First Tier Security or Second Tier Security, as those terms are defined below.

     A First Tier Security is an Eligible Security that (i) is itself rated, has a CPS Security rated or the issuer of which security is rated by the Requisite NRSROs in the highest rating category for short-term debt obligations or (ii) is a Comparable Quality Security which is determined by the Sub-Adviser to be of comparable quality to a First Tier Security.

     A Second Tier Security is (i) an Eligible Security that is itself rated, has a CPS Security rated or the issuer of which security is rated by the Requisite NRSROs in the second highest rating category for short-term debt obligations, (ii) an instrument that has been rated in the highest rating category for short-term debt obligations by one NRSRO and has been rated in the second highest rating category for short-term debt obligations by one or more other NRSROs or (iii) a Comparable Quality Security which is determined by the Sub-Adviser to be of comparable quality to a Second Tier Security.

     (b)  Guidelines for Purchasing Eligible Securities

     The Sub-Adviser, on behalf of the Money Market Portfolio, may (i) acquire any First Tier Security that, at the time of acquisition, has received the highest rating from any two NRSROs; (ii) acquire any Second Tier Security that, at the time of acquisition, has received the second highest rating from any two NRSROs, and (iii) acquire any First Tier Security or any Second Tier Security that at time of purchase is rated by a single NRSRO, or any Comparable Quality Security, subject to approval by the Board of Trustees of the Trust.

     PORTFOLIO MATURITY

The Money Market Portfolio may not purchase any instrument, other than a Government security, with a remaining maturity of greater than one year. A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States, or any certificate of deposit for any of the above.

The Money Market Portfolio maintains a dollar-weighted average portfolio maturity of ninety (90) days or less. The Portfolio determines the maturity of portfolio investments in accordance with Rule 2a-7, a valuation and pricing rule under the Investment Company Act of 1940, as amended.

QUALITY INCOME PORTFOLIO

The investment objective of the Quality Income Portfolio is to seek a high level of current income, consistent with safety of principal, by investing in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations.

The Sub-Adviser will use the Lehman Brothers Government/Corporate Bond Index as a benchmark against which it will gauge the performance of the Portfolio and determine risk measurement. The Lehman Brothers Government/Corporate Bond Index is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the four major corporate classifications: industrial, utility, financial and Yankee bond. Only notes and bonds with a minimum outstanding principal amount of $50,000,000 and a minimum maturity of one year are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Corporation ("S&P") or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service, Inc.

Depending on market conditions and subject to the special diversification provisions imposed on the Portfolio (see "Risk Factors"), the Portfolio may invest a substantial portion of its assets in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type. These GNMA Certificates are debt securities issued by a mortgage holder (such as a mortgage banker) and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of monthly installments of principal and interest on the GNMA Certificates. These guarantees are backed by the full faith and credit of the U.S. government.

To the extent the Portfolio acquires GNMA Certificates at par or at discount, the GNMA Certificates offer a high degree of safety of the principal investment because of the GNMA guarantee. If the Portfolio buys GNMA Certificates at a premium, however, mortgage foreclosures and repayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Portfolio's principal investment to the extent of the premium paid. To avoid loss of this premium and of any gain in value of its GNMA Certificates resulting from a decrease in interest rates generally, the Portfolio may sell its GNMA Certificates which are selling at a substantial premium. This practice may increase the Portfolio's portfolio turnover rate. A more complete description of GNMA Certificates is contained in the Statement of Additional Information.

The Portfolio, subject to the limitations on investments as described in "Risk Factors", may invest in other obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities. These instruments may be either direct obligations of the Treasury (such as U.S. Treasury Notes, Bills or Bonds) or securities issued or guaranteed by government agencies or instrumentalities. Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, some are backed by the full faith and credit of the U.S. government (such as Maritime Administration Title XI Ship Financing Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds).

The Portfolio may also invest in one or more of the following:

     (1) Marketable straight-debt securities of domestic issuers, and of foreign issuers (payable in U.S. dollars) rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB);

     (2) Commercial paper rated at time of purchase Prime-3 by Moody's or A-3 by S&P;

     (3) Bank obligations (including repurchase agreements and those denominated in Eurodollars) of banks having total assets in excess of $1 billion; and

     (4) Mortgage pass-through certificates and collateralized mortgage obligations.

Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. For a further description of the above investments and the ratings used, see "Appendix - Description of Corporate Bond Ratings" herein and "Description of Securities Ratings - Commercial Paper Ratings" in the Statement of Additional Information.

The Portfolio may invest up to 35% of its assets in securities of foreign issuers. These investments will be marketable straight-debt securities of foreign issuers payable in U.S. dollars and rated at the time of purchase within the four highest grades assigned by Moody's or by S&P. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and may sell securities short. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may invest in restricted securities. A more complete description of these investments and transactions is contained under "Investment Practices."

If the Sub-Adviser deems it appropriate to seek to partially hedge the Portfolio's assets against market value changes, the Portfolio may enter into various hedging transactions, such as futures contracts, financial index futures contracts, and the related put or call options contracts on futures contracts. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete description of these transactions.

The Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the Portfolio securities. Market prices of debt securities tend to rise when interest rates fall and market prices tend to fall when interest rates rise. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. Agencies or instrumentalities of the U.S. government could also default on their securities which may not be guaranteed by or be backed by the full faith and credit of the U.S. government.

See "Risk Factors - Tax Considerations" for a discussion of special diversification standards which the Portfolio will meet.

HIGH YIELD PORTFOLIO

The investment objective of the High Yield Portfolio is the maximization of total investment return through income and capital appreciation.

The High Yield Portfolio will pursue its investment objective by investing in a portfolio substantially consisting of medium and lower grade domestic corporate debt securities. The Portfolio may also invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. The Portfolio may also, from time to time, invest in cash or cash equivalents due to market conditions or for other defensive purposes.

Lower grade corporate debt securities are commonly known as "junk bonds" and involve a significant degree of risk. See "Risk Factors - Special Risks of High Yield Investing."

Medium grade corporate securities are generally regarded as having adequate, but not outstanding, capacity to pay interest and repay principal. Medium grade securities are obligations that are rated A and Baa by Moody's or A and BBB by S&P, or which are not rated by either Moody's or S&P but are considered by the Sub-Adviser to be of comparable quality. Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Lower grade corporate securities are those that are rated Ba or B by Moody's or BB or B by S&P, or which are unrated or considered by the Sub-Adviser to be of comparable quality. If the Sub-Adviser deems it appropriate, the Portfolio may invest in domestic corporate debt securities of a higher quality. For a further description of these ratings, see "Appendix - Description of Corporate Bond Ratings."

Many issuers of medium and lower grade securities choose not to have a rating assigned to their obligations by one of the rating agencies. Therefore, the Portfolio's assets may at times consist of a high proportion of unrated securities. The Portfolio will purchase only those unrated securities which the Sub-Adviser believes are comparable to rated securities that qualify for purchase by the Portfolio pursuant to criteria established by the Board of Trustees. Although the Portfolio will invest primarily in medium and lower grade securities, from time to time the Portfolio may also invest in higher grade securities if the Sub-Adviser considers it appropriate, as when the difference in return between different grades of securities is very narrow, when the Sub-Adviser expects interest rates to increase, or when the availability of medium and lower grade securities is limited. These investments may result in a lower current income than if the Portfolio were fully invested in medium and lower grade securities.

The Portfolio may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

If the Sub-Adviser deems it appropriate to seek to partially hedge the Portfolio's assets against market value changes resulting from changes in interest rates or (with respect to the foreign securities which the Portfolio invests in) currency fluctuations, the Portfolio may also enter into various hedging transactions, such as futures contracts, financial index futures contracts, and related put or call options contracts on these contracts and foreign currency contracts. In addition, if the Sub-Adviser deems it appropriate, the Portfolio may enter into other hedging transactions, such as forward foreign currency contracts, currency futures contracts, and related options contracts in order to protect the U.S. dollar equivalent values of those foreign securities in which the Portfolio invests against declines resulting from currency value fluctuations.

Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete discussion of these transactions.

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. The Portfolio may invest in restricted securities. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. A more complete description of these investments and transactions is contained under "Investment Practices."

See "Risk Factors - Tax Considerations" for a discussion of special diversification standards which the Portfolio will meet.

     ASSET COMPOSITION

At December 31, 1995, the High Yield Portfolio was invested in bonds rated by Moody's as follows:

Moody's Ratings  Percentage of Total Bond Investments in the Portfolio

Caa                                    ___%
Ba1                                    ___%
Ba2                                    ___%
Ba3                                    ___%
B1                                     ___%
B2                                     ___%
B3                                     ___%
Other                                  ___%



STOCK INDEX PORTFOLIO

     INVESTMENT OBJECTIVE

The investment objective of the Stock Index Portfolio is to achieve investment results that approximate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").

The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks, and is widely viewed among investors as a good representative of the aggregate performance of publicly-traded common stocks.

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill Inc. and have been licensed for use by Cova Life. The Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no representation or warranty, express or implied, to the owners of the Stock Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Stock Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Cova Life is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Cova Life or the Stock Index Portfolio. S&P has no obligation to take the needs of Cova Life or the owners of the Stock Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Portfolio or the timing of the issuance or sale of the Stock Index Portfolio or in the determination or calculation of the equation by which the Stock Index Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Stock Index Portfolio.

S&P  DOES  NOT  GUARANTEE  THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500
INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY COVA LIFE, OWNERS OF THE STOCK INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     INVESTMENT POLICIES

The Stock Index Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the investment performance of the respective index through statistical procedures.

The Sub-Adviser believes that the "indexing" approach described above is an effective method of substantially duplicating percentage changes in the S&P 500 Index. It is a reasonable expectation that the correlation between the performance of the Portfolio and that of the Index will be approximately 98%; a figure of 100% would indicate perfect correlation. Perfect correlation would be achieved when the net asset value per share of the Portfolio increases and decreases in exact proportion to changes in the Index. The Board of Trustees of the Trust will review the correlation between the Portfolio and the Index on a quarterly basis. See the Statement of Additional Information for a description of the monitoring procedures established by the Board.

In pursuing its investment objective, the Portfolio will invest in no fewer than 100 stocks with the majority of the Portfolio consisting of those stocks having the largest weightings in the Index. The Sub-Adviser will select stocks for the Portfolio after taking into account their individual weights in the Index and the weights in the Index of the industry groups to which they belong.

Although the Portfolio will attempt to remain fully invested in common stocks, it may also invest in certain short-term fixed income securities such as cash reserves.

As described further below under "Implementation of Policies", the Portfolio may also enter into stock index futures contracts and options on stock indexes and stock index futures contracts for various reasons including to hedge against changes in security prices. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See the Statement of Additional Information for a more complete description of hedging and for a discussion of the risks involved therein.

    IMPLEMENTATION OF POLICIES

The S&P 500 Index is composed of 500 common stocks which are chosen by S&P to be included in the unmanaged Index. Market value, liquidity and industry representation are considered in the selection process. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The 500 securities, 95% of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value: its market price per share times the number of shares outstanding.

Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 50% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of December 31, 1995, the five largest companies in the Index were: ______________________________________.
The largest industry categories were: _____________________________________.

Although the Portfolio will normally seek to remain substantially fully invested in common stocks, the Portfolio may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States government and its agencies or instrumentalities; commercial paper, bank certificates of deposit and bankers' acceptances; and repurchase agreements and reverse repurchase agreements collateralized by these securities. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase.

The Portfolio will employ a combination of an indexing strategy known as "sampling" and stock index futures contracts and options. Sampling is a method that is used to attempt to replicate the return of the Index without having to purchase a weighted portfolio containing all 500 stocks in the Index. This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price to book, price to earnings, debt to asset ratios and dividend yields) match those of the Index. The use of sampling involves certain risks with respect to the ability of the Portfolio to achieve the desired correlation with the Index. (See "Risk Factors - Stock Index Portfolio - Sampling", below).

As indicated above, the Portfolio may utilize stock index futures contracts and options on stock indexes and stock index futures contracts. Specifically, the Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit.

Stock index futures contracts and options may be used for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, to hedge against changes in securities prices, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or the Index.

The Portfolio may lend its investment securities to qualified institutional investors for the purpose of realizing additional income. Loans of securities by the Portfolio will be collateralized by cash or securities issued or guaranteed by the U.S. government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Portfolio may borrow money from a bank but only for temporary or emergency purposes. The Portfolio may borrow money up to one-third of the value of its total assets taken at current value. The Portfolio would borrow money only to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Portfolio. To the extent that the Portfolio borrows money prior to selling securities, the Portfolio may be leveraged; at such times, the Portfolio may appreciate or depreciate in value more rapidly than the Index. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may invest in restricted securities and may sell securities short. See "Investment Practices" for a description of these investments and transactions.

See "Risk Factors - Tax Considerations" for a discussion of special diversification standards which the Portfolio will meet.

RISK FACTORS - STOCK INDEX PORTFOLIO

     FUTURES CONTRACTS AND OPTIONS

The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position when desired. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. See the Statement of Additional Information for a more complete discussion of the risks involved with respect to investment in stock index futures contracts and options on stock indexes and stock index futures contracts.

     MARKET RISK

As the Portfolio invests primarily in common stocks, the Portfolio is subject to market risk - i.e. the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1990, as measured by the S&P 500 Index:

                    U.S. STOCK MARKET RETURNS (1926-1990)
                          OVER VARIOUS TIME HORIZONS


         One      Five     Ten      Twenty
         Year     Years    Years    Years
         -------  -------  -------  -------

Best      +53.9%   +23.9%   +20.1%   +16.9%
Worst    - 43.3   - 12.5   -  0.9    + 3.1
Average   +12.0    + 9.9    +10.2    +10.3

As shown, from 1926 to 1990, common stocks, as measured by the S&P 500 Index, have provided an average annual total return (capital appreciation plus dividend income) of +12.0%. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

     SAMPLING

The use of the sampling technique may, particularly under certain market conditions, result in a lower correlation between the Portfolio and the Index than if the Portfolio owned all 500 stocks in the Index. The sampling technique, when employed successfully, is effective primarily due to the existence of long-term correlations between groups of stocks and whole industry sectors within the Index. Sampling, by definition, creates a bias toward the purchase by the Portfolio of the stocks of larger capitalization companies. As a result, the Portfolio can be negatively impacted by the use of sampling in a market where the stocks of smaller capitalization companies are outperforming those of larger capitalization companies. When this happens, it may result in the Portfolio underperforming the Index and not achieving its anticipated degree of correlation with the Index. The Sub-Adviser will actively monitor the effectiveness of its sampling technique and will undertake corrective actions should the use of the sampling technique result in underperformance or undercorrelation with respect to the Index. Such corrective actions may include, but not necessarily be limited to, increasing the number of companies represented in the Portfolio to incorporate more secondary issues. As described under "Investment Policies" above, the Board of Trustees of the Trust reviews the correlation between the Portfolio and the Index on a quarterly basis. The Board has adopted monitoring procedures which require, among other things, that the Sub-Adviser notify the Board in the event that the correlation between the performance of the Portfolio and that of the Index falls below 95%.

GROWTH AND INCOME PORTFOLIO

The investment objective of the Growth and Income Portfolio is to seek long-term growth of both capital and income by investing in a portfolio of common stocks which are considered by the Sub-Adviser to have potential for capital appreciation and dividend growth. The Portfolio may also invest up to 35% of its assets in common stocks which are considered by the Sub-Adviser to have potential for capital appreciation but which are issued by foreign corporations.

The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of dividend paying common stocks of large established companies which are considered by the Sub-Adviser to have potential for both capital appreciation and dividend growth. The Portfolio's stocks are actively traded in U.S. domestic markets, primarily on national securities exchanges, and are selected principally on the basis of fundamental investment values as determined by the Sub-Adviser. The Portfolio's investments are usually viewed by the Sub-Adviser as having comparatively low price-earning ratios and anticipated higher dividends than the S&P 500 average and, at the time of purchase, are considered by the Sub-Adviser to be undervalued in the marketplace.

The Portfolio may invest up to 35% of its assets in dividend paying common stocks of large established companies which are considered by the Sub-Adviser to have potential for both capital appreciation and dividend growth but which are issued by foreign corporations of the same type as the U.S. securities described above. There is no current intention that these investments will exceed 20% of the Portfolio's assets. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities".

If the the Sub-Adviser deems it appropriate to seek to partially hedge the Portfolio's assets against market value changes resulting from changes in interest rates or (with respect to the foreign securities which the Portfolio invests in) currency fluctuations, the Portfolio may enter into various hedging transactions, such as futures contracts, financial index futures contracts, and related put or call options contracts on these contracts and foreign currency contracts. In addition, if the Sub-Adviser deems it appropriate, the Portfolio may enter into other hedging transactions, such as forward foreign currency contracts, currency futures contracts, and related options contracts in order to protect the U.S. dollar equivalent values of those foreign securities in which the Portfolio invests against declines resulting from currency value fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete description of these transactions.

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and may sell securities short. The Portfolio may also invest in restricted securities. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. A more complete description of these investments and transactions is contained under "Investment Practices".

See "Risk Factors - Tax Considerations" for a discussion of special diversification standards which the Portfolio will meet.

As the Portfolio invests primarily in common stocks, the Portfolio is subject to market risk - i.e. the possibility that common stock prices will decline over short or even extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

The Portfolio's policy of investing in securities that have a potential for growth means that the assets of the Portfolio generally will be subject to greater risk than may be involved in investing in securities which are not selected for such growth characteristics. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase.

   PORTFOLIO MANAGED BY LORD, ABBETT & CO.:

BOND DEBENTURE PORTFOLIO

The investment objective of the Bond Debenture Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing."

The Sub-Adviser believes that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified debt-security portfolio. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the debt securities in the Portfolio is less than 80% of the value of its total assets. The Portfolio seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, the Sub-Adviser thinks, likely to decrease, can generate higher yields. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation may be obtained by (1) investing in debt securities when the trend of interest rates is expected to be down;
(2) investing in convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock; and (3) investing in debt securities of issuers in financial difficulties when, in the Sub-Adviser's opinion, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved). In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Normally, the Sub-Adviser invests in long-term debt securities when the Sub-Adviser believes that interest rates in the long run will decline and prices of such securities generally will be higher. When the Sub-Adviser believes that long-term interest rates will rise, the Sub-Adviser will endeavor to shift the Portfolio into short-term debt securities whose prices might not be affected as much by an increase in interest rates.

The following policies are subject to change without shareholder approval: (a) the Portfolio must keep at least 20% of the value of its total assets in (1) debt securities which, at the time of purchase, are rated within one of the four highest grades determined either by Moody's or S&P, (2) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (3) cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government), or (4) a combination of any of the foregoing; (b) the Portfolio may invest up to 10% of its gross assets, at market value, in debt securities primarily traded in foreign countries - such foreign debt securities normally will be limited to issues where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions; (c) subject to the percentage limitations for purchases of other than debt securities described below, the Portfolio may purchase common and preferred stocks; (d) the Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium; and (e) the Portfolio does not purchase securities for short-term trading, nor does it purchase securities for the purpose of exercising control of management.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Bonds which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, will not be subject to this limit. Investment by the Portfolio in such securities, initially determined to be liquid, could have the effect of diminishing the level of the Portfolio's liquidity during periods of decreased market interest in such securities.

The Portfolio may, but has no present intention to, commit more than 5% of its gross assets to the lending of its portfolio securities.

The Portfolio will not change its investment objective without shareholder approval.

The Portfolio may invest substantially in lower-rated bonds for their higher yields which entail greater risks. Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by the Sub-Adviser is especially important in the selection of such bonds, which, if rated BB/Ba or lower, often are described as "high-yield bonds" because of their generally higher yields and referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, the Sub-Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

The Portfolio may invest in the securities markets of foreign countries. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

   PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT, INC.:

QUALITY BOND PORTFOLIO

The investment objective of the Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income plus realized and unrealized capital gains and losses.

The Portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of shorter-term obligations while recognizing the greater price fluctuation of longer-term instruments. It may also be a convenient way to add fixed income exposure to diversify an existing portfolio.

The Sub-Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, the Sub-Adviser adjusts the duration of the Portfolio in light of market conditions and the Sub-Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. The Sub-Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securities, corporate securities, private placements, and asset-backed and mortgage related securities. Specific securities which the Sub-Adviser believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index, the Portfolio's benchmark. Currently, the benchmark's duration is approximately 4.5 years. The maturities of the individual securities in the Portfolio may vary widely, however.

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

     CORPORATE BONDS, ETC. The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity. The Portfolio does not intend to invest in common stock but may invest to a limited extent in convertible debt or preferred stock. The Portfolio does not expect to invest more than 25% of its assets in securities of foreign issuers. If the Portfolio invests in non-U.S. dollar denominated securities, it hedges the foreign currency exposure into the U.S. dollar. See "Investment Practices" and "Risk Factors" for further information on foreign investments and convertible securities.

     GOVERNMENT OBLIGATIONS, ETC. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, GNMA Certificates, and obligations of the Farmers Home Administration and the Export Import Bank. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Portfolio's positions in these securities and requiring the Portfolio to reinvest the prepayments at interest rates prevailing at the time of reinvestment. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are responsible for payments on their obligations, they do not guarantee their market value.

The Portfolio may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities. See "Investment Practices" and "Risk Factors" for further information on foreign investments.

     MONEY MARKET INSTRUMENTS. The Portfolio may purchase money market instruments to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. The money market investments permitted for the Portfolio include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. For more detailed information about these money market investments, see "Investment Objectives and Policies" in the Statement of Additional Information.

     QUALITY INFORMATION. It is a current policy of the Portfolio that under normal circumstances at least 65% of its total assets will consist of securities that are rated at least A by Moody's or S&P or that are unrated and in the Sub-Adviser's opinion are of comparable quality. In the case of 30% of the Portfolio's investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. The remaining 5% of the Portfolio's assets may be invested in debt securities that are rated Ba or better by Moody's or BB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba by Moody's or BB by S&P are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See "Appendix - Description of Corporate Bond Ratings" for more detailed information on these ratings.

   The Portfolio may also purchase and sell obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

SMALL CAPITAL STOCK PORTFOLIO

The investment objective of the Portfolio is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income. The Portfolio invests primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio are primarily companies included in the Russell 2000 Index.

The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The Portfolio may also serve as an efficient vehicle to diversify an existing portfolio by adding the equities of smaller U.S. companies.

The Sub-Adviser seeks to enhance the Portfolio's total return relative to that of the U.S. small company universe. To do so, the Sub-Adviser uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. The Sub-Adviser continually screens the universe of small capitalization companies to identify for further analysis those companies which exhibit favorable characteristics such as significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, the Sub-Adviser ranks these companies within economic sectors according to their relative value. The Sub-Adviser then selects for purchase the most attractive companies within each economic sector.

The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the U.S. small company universe. The Sub-Adviser believes that under normal market conditions, the Portfolio will have sector weightings comparable to that of the U.S. small company universe, although it may moderately under- or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Portfolio.

The Portfolio intends to manage its investments actively in pursuit of its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

     EQUITY INVESTMENTS. During ordinary market conditions, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's net assets invested in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stocks of small U.S. companies and, to a limited extent, similar securities of foreign corporations. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The small company holdings of the Portfolio are primarily companies included in the Russell 2000 Index. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.

     FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in U.S. dollars. However, the Portfolio does not expect to invest more than 5% of its assets at the time of purchase in foreign equity securities. For further information on foreign investments and foreign currency exchange transactions, see "Investment Practices" and "Risk Factors."

The Portfolio may also purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments, and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

   LARGE CAPITAL STOCK PORTFOLIO

The investment objective of the Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve its objective consistent with reasonable investment risk.

The Portfolio is designed for investors who want an actively managed portfolio of medium- to large-cap equity securities that seeks to outperform the total return of the S&P 500.

Ordinarily, the Portfolio pursues its investment objective by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, non-dividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

     STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies primarily included in the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Sub-Adviser will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Sub-Adviser may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will typically be comprised, based on the dividend discount model, of approximately 35% of stocks from the first quintile, 35% of stocks from the second quintile and 30% of stocks from the third quintile. The Portfolio will be highly diversified and will typically hold between 225 and 250 stocks.

     OTHER SECURITIES. During ordinary market conditions, the Sub-Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government Securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Sub-Adviser, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Sub-Adviser. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Sub-Adviser. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

     OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Investment Practices" and "Risk Factors."

   SELECT EQUITY PORTFOLIO

The investment objective of the Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve its objective consistent with reasonable investment risk.

The Portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the total return of the S&P 500.

Ordinarily, the Portfolio pursues its investment objective by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, non-dividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

     STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies primarily included in the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Sub-Adviser will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Sub-Adviser may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will primarily consist of stocks of companies from the first and second quintiles. The Portfolio will typically hold between 60 and 90 stocks.

     OTHER SECURITIES. During ordinary market conditions, the Sub-Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government Securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Sub-Adviser, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Sub-Adviser. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Sub-Adviser. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

     OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Investment Practices" and "Risk Factors."

INTERNATIONAL EQUITY PORTFOLIO

The investment objective of the Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income.

The Portfolio is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index").

The Portfolio seeks to achieve its investment objective through country allocation, stock selection and management of currency exposure. The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the EAFE Index.

Based on fundamental research, quantitative valuation techniques, and experienced judgment, the Sub-Adviser uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States by under- or over-weighting selected countries in the EAFE Index. Currently, Japan has the heaviest weighting in the EAFE Index (approximately __%). The Portfolio will not invest more than 25% of its net assets in Japan notwithstanding the Japan weighting in the EAFE Index.

Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, the Sub-Adviser selects the securities which appear the most attractive for the Portfolio. The Sub-Adviser believes that under normal market conditions, economic sector weightings generally will be similar to those of the EAFE Index.

Finally, the Sub-Adviser actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Sub-Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors, and the judgment of a team of experienced currency managers. For further information on foreign currency exchange transactions, see "Investment Practices" and "Risk Factors."

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

     EQUITY INVESTMENTS. In normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. The Portfolio may also invest in securities of issuers located in developing countries. See "Investment Practices" and "Risk Factors." The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities, enter into forward contracts on foreign currencies and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

                             INVESTMENT PRACTICES

In connection with the investment policies of the Portfolios described above, the Portfolios may engage in certain investment practices subject to the limitations set forth below. These investments entail risks.

   STRATEGIC TRANSACTIONS. The Quality Income Portfolio, Growth and Income Portfolio, High Yield Portfolio, and each of the Portfolios for which J.P. Morgan Investment Management Inc. acts as Sub-Adviser, may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and equity indices and other financial instruments and purchase and sell financial futures contracts. The Growth and Income Portfolio, High Yield Portfolio, and each of the Portfolios for which J.P. Morgan Investment Management Inc. acts as Sub-Adviser, may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Stock Index Portfolio may enter into stock index futures contracts and options on stock indexes and stock index futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions are hedging transactions which may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of a Portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on a Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and possibly income. The Strategic Transactions that the Portfolios may use and some of their risks are described more fully in the Statement of Additional Information.

     REPURCHASE AGREEMENTS. All of the Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. Each Sub-Adviser will monitor the value of the underlying security in this regard. The Portfolio will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the Securities and Exchange Commission. In determining whether the Portfolio should enter into a repurchase agreement with a bank or broker-dealer, the Sub-Adviser will take into account the credit-worthiness of the party and will monitor its credit-worthiness on an ongoing basis in accordance with standards established by the Board of Trustees. In the event of a default by the party, the delays and expenses potentially involved in establishing the Portfolio's rights to, and in liquidating, the security may result in a loss to the Portfolio. The Money Market Portfolio may not invest in repurchase agreements which mature in more than seven days.

There are additional limitations and restrictions relating to the ability of the Money Market Portfolio to invest in repurchase agreements which have been adopted by the Board of Trustees of the Trust and which relate primarily to investment quality and diversification.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS. All Portfolios may purchase and sell securities on a "when issued" and "delayed delivery" basis, that is, obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the obligation. When a Portfolio engages in such transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. No income accrues to or is earned by the Portfolio on portfolio securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Portfolio may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Portfolio consistent with the Portfolio's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of any Portfolio's assets which may be used to acquire securities on a when issued or delayed delivery basis. See the Statement of Additional Information for additional discussion of these transactions.

RESTRICTED AND ILLIQUID SECURITIES. The Portfolios may each invest up to 15% (10% with respect to the Portfolios for which Van Kampen American Capital Investment Advisory Corp. acts as Sub-Adviser) of their respective net assets in securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted and illiquid securities in all Portfolios will be valued at fair value as determined in good faith by or at the direction of the Trustees for the purposes of determining the net asset value of each Portfolio. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Sub-Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Sub-Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted securities by the Portfolios pursuant to such rules.

LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, all of the Portfolios may lend their securities to selected commercial banks or broker-dealers up to a maximum of 25% of the assets of each Portfolio (but up to 50% with respect to the Utility Portfolio). Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Trust's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. A Portfolio will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. A Portfolio is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Portfolio and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, a Portfolio will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as a default by the other party may cause delays or other collection difficulties. A Portfolio may pay finders' fees in connection with loans of its portfolio securities.

REVERSE REPURCHASE AGREEMENTS AND BORROWINGS. All of the Portfolios may enter into reverse repurchase agreements with selected commercial banks or broker-dealers with respect to securities which could otherwise be sold by the Portfolios. Reverse repurchase agreements involve sales by a Portfolio of Portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price which is greater than the sales price. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Portfolio. Each Portfolio will maintain, in a segregated account with its custodian, cash, Treasury bills, or other U.S. Government Securities having an aggregate value equal to the amount of commitment to repurchase, including accrued interest, until payment is made. Each Portfolio will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether a Portfolio should enter into a reverse repurchase agreement with a bank or broker-dealer, each Sub-Adviser will take into account the credit-worthiness of the party and will monitor the credit-worthiness on an ongoing basis. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements create leverage and will be treated as borrowings for the purposes of each Portfolio's investment restriction on borrowings.

   Each of the Portfolios except the Money Market Portfolio is permitted to borrow money up to one-third of the value of its net assets taken at current value. The Money Market Portfolio may borrow up to 10% of its net assets. Borrowing by these Portfolios may be only from banks as a temporary measure for extraordinary or emergency purposes and not for investment leverage. The Portfolios may each enter into reverse repurchase agreements in an amount not exceeding 5% of the net assets of each such Portfolio (33 1/3% together with any other borrowings with respect to the Portfolios for which J.P. Morgan Investment Management, Inc. acts as Sub-Adviser) at the time of entering into any agreement.

As a matter of operating policy, the Money Market Portfolio, the Quality Income Portfolio, the Stock Index Portfolio and the Growth and Income Portfolio will not borrow more than 10% of their net asset value when borrowing is for any general purpose and 25% of their net asset value when borrowing is a temporary measure to facilitate redemptions.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Portfolio which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used.

   SHORT SALES. The Quality Income Portfolio, Stock Index Portfolio and the Growth and Income Portfolio may utilize short sales on securities to implement their investment objectives. A short sale is effected when it is believed that the price of a particular investment will decline, and involves the sale of an investment which the Portfolio does not own in the hope of purchasing the same investment at a later date at a lower price. To make delivery to the buyer, the Portfolio must borrow the investment, and the Portfolio is obligated to return the investment to the lender, which is accomplished by a later purchase of the investment by the Portfolio.

The Portfolio will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Portfolio purchases the investment to replace the borrowed investment. The Portfolio will realize a gain if the investment declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Portfolio may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in that the former may be limitless while the latter can only equal the total amount of the Portfolio's investment in the investment. For example, if the Portfolio purchases a $10 investment, the most that can be lost is $10. However, if the Portfolio sells a $10 investment short, it may have to purchase the investment for return to the lender when the market value is $50, thereby incurring a loss of $40. The amount of any gain or loss on a short sale transaction is also dependent on brokerage and other transaction costs.

CONVERTIBLE SECURITIES. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WARRANTS. A Portfolio may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

MONEY MARKET INSTRUMENTS. Certain Portfolios are permitted to invest in money market instruments although they intend to stay invested in equity securities to the extent practical in light of their objectives and long-term investment perspective. These Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for these Portfolios include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. These Portfolios may also invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. For more detailed information about these money market investments, see "Investment Objectives and Policies" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

In addition to the investment policies set forth above, certain additional restrictive policies relating to the investment of assets of the Portfolios have been adopted by the Trust. The Investment Limitations of the Trust are deemed fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy and (ii) more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of the Portfolio. Details as to the policies are set forth in the Statement of Additional Information.

                                 RISK FACTORS

TAX CONSIDERATIONS

The Trust was established as the underlying investment for variable contracts issued by Cova Life.

Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Trust. The Code provides that a variable contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable contract as an annuity contract would result in imposition of federal income tax on contract owners with respect to earnings allocable to the variable contract prior to the receipt of payments under the variable contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the variable contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts. The Regulations amplify the diversification requirements for variable contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments;
(iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Each Portfolio of the Trust will be managed in such a manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolios.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES

All of the Portfolios may invest in foreign securities. The Stock Index Portfolio, however, may only invest in foreign securities to the extent that it invests in American Depositary Receipts ("ADRs") for foreign securities. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. The Growth and Income Portfolio, High Yield Portfolio and Quality Income Portfolio may invest up to 35% in foreign securities. The J.P. Morgan International Equity Portfolio may invest without limitation in foreign securities. However, the Trust has no current intention that these investments will exceed 20% of a Portfolio's assets except with respect to the J.P. Morgan International Equity Portfolio. Investments in the securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Where a Portfolio invests in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the Portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

As a matter of operating policy, each Portfolio will comply with the following:

     1. a Portfolio will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value; to three when less than 60% of such value; to two when less than 40% of such value; and to one when less than 20% of such value.

     2. except as set forth in items 3 and 4 below, a Portfolio will have no more than 20% of its net asset value invested in securities of issuers located in any one country.

     3. a Portfolio may have an additional 15% of its value invested in securities of issuers located in any one of the following countries:
Australia, Canada, France, Japan, the United Kingdom or Germany.

     4. a Portfolio's investments in United States issuers are not subject to the foregoing operating policies.

SPECIAL RISKS OF HIGH YIELD INVESTING

Each of the High Yield Portfolio and the Bond Debenture Portfolio intends to invest a substantial portion of its assets in medium and lower grade corporate debt securities.

Debt securities which are in those medium and lower grade categories generally offer a higher current yield than is offered by securities which are in the higher grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payments of principal and interest when due as well as fundamental developments in an issuer's business. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the securities market. Typically, market prices tend to fall as interest rates rise and tend to rise as interest rates fall. Generally, prices tend to fluctuate more for lower grade issues than for higher grade issues, and, for any given change in interest rates, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues. Yields on lower-rated securities will fluctuate over time.

The prices of lower-grade securities, while generally less sensitive to interest rate changes than higher-rated investments, tend to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, the ability of a highly leveraged issuer to service its principal and interest payment obligations, to meet projected business goals and to obtain additional financing may be adversely affected. An economic downturn could disrupt the market for high yield bonds, adversely affect the value of outstanding bonds and the ability of the issuers of such bonds to repay principal and interest, cause increased volatility in the market prices of high yield bonds and a Portfolio's net asset value and may result in a higher incidence of defaults by issuers on bond obligations. If the issuer of a bond defaults, a Portfolio may incur additional expenses to seek recovery. A Portfolio will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the industries and with the issuers involved. The Portfolios' Sub-Advisers will continuously monitor the condition of the economy and the financial and credit markets.

To the extent that there is no established retail secondary market for high yield bonds, such bonds may be thinly traded, making the bonds less liquid than investment grade bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. In the event of an illiquid secondary market, or in the absence of readily available market quotations, the responsibility of the Board of Trustees of the Trust to value the securities becomes more difficult and will involve a greater degree of judgment in that there is less reliable, objective data available.

If the market for high yield bonds is restricted by the enactment of legislation, or if steps are taken to limit the use of such securities, or other advantages of such securities, the value of the securities and the Portfolio's ability to acquire them may be adversely affected.

A description of the corporate bond ratings is contained in the Appendix. Purchasers should be aware, however, that credit ratings evaluate the safety of principal and interest payments and not the market value risk of high yield bonds. In addition, credit ratings may not always be modified on a timely basis to reflect events subsequent to the most recent ratings which may have a material impact on the securities rated. However, the Portfolios' Sub-Advisers will continuously monitor the issuers of high yield bonds in the Portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity. Achievement of the investment objectives of the Portfolios may be more dependent on the credit analysis of the Portfolios' Sub-Advisers than is the case with higher quality bonds.

The Portfolios may also invest in unrated corporate securities. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as broad and, accordingly, they may carry greater risk and higher yield than rated securities.

                           PORTFOLIO TURNOVER RATES

MONEY MARKET PORTFOLIO AND QUALITY INCOME PORTFOLIO

Although the Money Market and Quality Income Portfolios are not subject to specific restrictions on portfolio turnover, they generally do not seek profits by short-term trading. However, they may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because brokerage commissions are not customarily charged on the investments invested in by each of the two Portfolios, a high turnover rate should not affect the net asset value.

HIGH YIELD PORTFOLIO AND BOND DEBENTURE PORTFOLIO

The Portfolios will not generally engage in trading of securities for the purpose of realizing short-term profits, but they will adjust their portfolios as they deem advisable in view of prevailing or anticipated market conditions to accomplish their investment objectives. For example, the Portfolios may sell securities in anticipation of a movement in interest rates or to avoid loss of premiums paid and unrealized capital gains earned on GNMA Certificates selling at a substantial premium. Frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities. Each Portfolio anticipates that its portfolio turnover rate will normally be less than 200%, and may be significantly less in a period of stable or rising interest rates. For the years ended December 31, 1995 and 1994, the portfolio turnover rates for the High Yield Portfolio were ____% and ____%, respectively. The Bond-Debenture Portfolio has only recently commenced investment operations. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders.

STOCK INDEX PORTFOLIO

   Although the Portfolio generally seeks to invest for the long term, the Portfolio retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Portfolio, the portfolio turnover rate is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one-half of the Portfolio's securities were sold within one year. Ordinarily, securities will be sold from the Portfolio only to reflect certain administrative changes in the Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to the Index. For the years ended December 31, 1995 and 1994, the portfolio turnover rates for the Stock Index Portfolio were _____% and _____%, respectively.

GROWTH AND INCOME PORTFOLIO

   The Portfolio will not generally engage in trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deem advisable in view of prevailing or anticipated market conditions to accomplish the Portfolio's investment objectives. For example, the Portfolio may sell portfolio securities in anticipation of a movement in interest rates.


Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Portfolio considers it advantageous to purchase or sell securities. The Portfolio anticipates that its annual portfolio turnover rate will normally be less than 200%. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. For the years ended December 31, 1995 and 1994, the portfolio turnover rates for the Growth and Income Portfolio were _____% and _____%, respectively.

   QUALITY BOND, SMALL CAPITAL STOCK, LARGE CAPITAL STOCK, SELECT EQUITY AND INTERNATIONAL EQUITY PORTFOLIOS

Portfolio transactions for these Portfolios will be undertaken principally to accomplish their respective investment objectives, and the Portfolios may engage in short-term trading consistent with their respective objectives. A portfolio turnover rate of 100% indicates that the equivalent of all of a Portfolio's assets have been sold and reinvested in a year. Overall, high portfolio turnover may result in increased portfolio transaction costs and the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for general income tax purposes. The Quality Bond Portfolio's annual turnover rate is not expected to exceed 300%. The turnover rate for each of the Small Capital Stock, Large Capital Stock, Select Equity and International Equity Portfolios is not expected to exceed 100%.

                           MANAGEMENT OF THE TRUST

THE TRUSTEES

The Trust is organized as a Massachusetts business trust. The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an Investment Advisory Agreement with the Adviser to handle the day-to-day affairs of the Trust (see below). The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Trust.

ADVISER

   Under an Investment Advisory Agreement dated _________, 1996, the Adviser located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Adviser is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation, which in turn, is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a St. Louis-based mutual company. General American has more than $235 billion of life insurance in force and approximately $9.6 billion in assets. The Adviser has had no previous experience in advising a mutual fund.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to (i) manage the investment and reinvestment of the assets of each Portfolio of the Trust in accordance with each Portfolio's investment objective and policies and limitations, or (ii) in the event that Adviser shall retain a sub-adviser or sub-advisers, to supervise and implement the investment activities of any Portfolio for which any such sub-adviser has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisers; and to administer the Trust's affairs. The Investment Advisory Agreement further provides that Adviser agrees, among other things, to administer the business affairs of each Portfolio, to furnish offices and necessary facilities and equipment to each Portfolio, to provide administrative services for each Portfolio, to render periodic reports to the Board of Trustees of the Trust with respect to each Portfolio, and to permit any of its officers or employees, or those of any sub-adviser to serve without compensation as trustees or officers of the Portfolio if elected to such positions.

As full compensation for its services under the Investment Advisory Agreement, the Trust will pay the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each
Portfolio:


                               Average Daily
Portfolio                      Net Assets           % Per Annum

Money Market Portfolio         First $500 million     .500 of 1%
                               Over $500 million      .400 of 1%

Quality Income Portfolio       First $500 million     .500 of 1%
                               Over $500 million      .450 of 1%

High Yield Portfolio           First $500 million     .750 of 1%
                               Over $500 million      .650 of 1%

Growth and Income Portfolio    First $500 million     .600 of 1%
                               Over $500 million      .500 of 1%

Stock Index Portfolio           __________________    .500 of 1%

Bond Debenture Portfolio        __________________          .75%

Quality Bond Portfolio         First $75 million            .55%
                               Over $75 million             .50%

International Equity           First $50 million            .85%
     Portfolio                 Over $50 million             .75%

Select Equity Portfolio        First $50 million            .75%
                               Over $50 million             .65%

Large Capital Stock Portfolio  ___________________          .65%


Small Capital Stock Portfolio  ___________________          .85%



The advisory fee of .750 of 1% to be deducted on the first $500 million of assets of the High Yield Portfolio is higher than fees paid by many other investment companies with similar investment objectives.

PORTFOLIO MANAGEMENT

Prior to the date of this Prospectus, Van Kampen American Capital Investment Advisory Corp. served as the investment adviser to the Trust. For the year ended December 31, 1995, Van Kampen American Capital Investment Advisory Corp. was paid advisory fees as follows: $______, with respect to the Quality Income Portfolio, $______, with respect to the High Yield Portfolio, $______ with respect to the Stock Index Portfolio and $______, with respect to the Growth and Income Portfolio. Van Kampen American Capital Investment Advisory Corp. waived its advisory fees of $______, with respect to the Money Market Portfolio.

EXPENSES OF THE TRUST

Although each Portfolio must bear the expenses directly attributable to it, the Portfolios are expected to experience cost savings over the aggregate amount that would be payable if each Portfolio were a separate fund, because they have the same Trustees, accountants, attorneys and other general and administrative expenses. Any expenses which are not directly attributable to a specific Portfolio are allocated on the basis of the net assets of the respective Portfolios.

For the year ended December 31, 1995, the expenses, taking into account the waivers and expense assumptions, borne by the Quality Income Portfolio amounted to $________ or __% of its average net assets on an annualized basis; the net expenses borne by the High Yield Portfolio amounted to $______ or ___% of its average net assets on an annualized basis; the expenses borne by the Money Market Portfolio amounted to $_______ or ___% of its average net assets on an annualized basis; the net expenses borne by the Stock Index Portfolio amounted to $_______ or ___% of its average net assets on an annualized basis; and the net expenses borne by the Growth and Income Portfolio amounted to $________ or ___% of its average net assets on an annualized basis.

Cova Life may at its discretion, but is not obligated to, assume all or any portion of Trust expenses. For the year ended December 31, 1995, Xerox Financial Services Life Insurance Company (now known as Cova Financial Services Life Insurance Company) assumed expenses of $_______ with respect to the Quality Income Portfolio; $______ with respect to the High Yield Portfolio; $_______ with respect to the Money Market Portfolio; $_______ with respect to the Stock Index Portfolio and $_______ with respect to the Growth and Income Portfolio.

SUB-ADVISERS accordance with each Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, each Portfolio's Sub-Adviser is responsible for the day-to-day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust. The following organizations act as Sub-Advisers to the Portfolios:

VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("VKAC"), One Parkview Plaza, Oakbrook Terrace, Illinois 60181. VKAC, formerly known as Van Kampen Merritt Investment Advisory Corp., served as the investment adviser to the Trust from its commencement of operations until the date of the Prospectus. VKAC is the Sub-Adviser for the Quality Income, High Yield, Stock Index, Money Market and Growth and Income Portfolios of the Trust. VKAC is a wholly-owned subsidiary of Van Kampen American Capital, Inc. which in turn is a wholly-owned subsidiary of VKAC Holding, Inc. VKAC Holding, Inc. is indirectly controlled by Clayton & Dubilier Associates IV Limited Partnership, the general partners of which are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc., a New York based private investment partnership.

Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts and nearly $50 billion under management or supervision. Van Kampen American Capital, Inc.'s over 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are distributed by financial advisers nationwide. In connection with advising the Trust, VKAC utilizes at its own expense credit analysis and research services provided by its affiliate, McCarthy, Crisanti & Maffei, Inc.

     Pete Papageorgakis has been a member of VKAC since 1992 and is currently the Portfolio Manager for the Stock Index Portfolio of the Trust. Additionally, he serves as a Portfolio Analyst for Institutional Accounts and is responsible for both equity and corporate bond securities. Prior to his current duties, he assisted in the management of the Van Kampen Merritt Growth & Income Fund, the Growth and Income Portfolio of the Trust, the Van Kampen Merritt Utility Fund and the Van Kampen Merritt Balanced Fund. Mr. Papageorgakis received his B.S. degree, Summa Cum Laude, in Finance from the University of Illinois at Urbana-Champaign. He is currently working towards receiving his Chartered Financial Analyst (CFA) designation, having successfully completed the CFA Level II Exam.

     James A. Gilligan is the Portfolio Manager for the Growth and Income Portfolio of the Trust. Mr. Gilligan is also the Portfolio Manager for the American Capital Equity Income Fund and American Capital Growth & Income Fund. Mr. Gilligan has nine years investment experience. Prior to joining VKAC in 1985, as Securities Analyst, he was an Auditor, Credit Analyst, and Financial Analyst for Gulf Oil Corporation. Mr. Gilligan holds a BS in Business Administration from Miami University and an MBA from the University of Pittsburgh. He is a Chartered Financial Analyst and Certified Public Accountant.

     Anne Lorsung is Vice President of VKAC and the Portfolio Manager for the High Yield Portfolio of the Trust. Ms. Lorsung joined VKAC in January, 1994, as a high yield "desk" analyst, where her responsibilities were that of an Associate Portfolio Manager and included credit analysis, value assessment, and trading. As of May, 1995, Ms. Lorsung took over as the Portfolio Manager for the Van Kampen American Capital High Yield Fund, the Van Kampen Series Trust High Yield Fund, the Van Kampen Intermediate Term High Income Trust, and the Van Kampen Limited Term High Income Trust. Prior to joining Van Kampen American Capital, Ms. Lorsung was a Group Vice President in the high yield research area of Duff & Phelps and its predecessor (McCarthy, Crisanti & Maffei) where responsibilities included supervising other analysts as well as covering the casino industry. She started in high yield/corporate bond research in 1984 at Kidder, Peabody & Co., in New York. Since that time, Ms. Lorsung has analyzed high yield bond investments in a variety of industries, including cable/media, housing and health care. Ms. Lorsung is a Chartered Financial Analyst. She received a B.A. degree, cum laude, in economics from Dartmouth College.

     Reid J. Hill is the Portfolio Manager for the Money Market Portfolio of the Trust. Mr. Hill is also the Portfolio Manager for the Van Kampen American Capital Tax Free Money Fund and the Van Kampen Series Trust Money Market Fund. Mr. Hill has two years of experience in the taxable and tax free fixed income sector. Mr. Hill is also responsible for the management of the short term cash for the entire complex of Van Kampen funds. Mr. Hill received his B.S. degree in Finance and Marketing from Bradley University.

     Robert J. Hickey, an officer of VKAC, is the Portfolio Manager for the Quality Income Portfolio of the Trust.

J.P. MORGAN INVESTMENT MANAGEMENT, INC., 522 Fifth Avenue, New York, New York 10036, a Delaware corporation, and a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated, is the Sub-Adviser for the Quality Bond, International Equity, Select Equity, Large Capital Stock and Small Capital Stock Portfolios of the Trust.

     Ronald Arons, Vice President of the Sub-Adviser, is the Portfolio Manager for the Quality Bond Portfolio. Mr. Arons is a member of the Fixed Income Group, specializing in portfolio management for active fixed income and insurance company clients. He joined Morgan from MetLife Investment Management Corp. where he managed active and structured bond portfolios. Mr. Arons is a graduate of George Washington University and received his M.B.A. at New York University. He is a Chartered Financial Analyst.

     Anne Richards, Assistant Vice President of the Sub-Adviser, is the Portfolio Manager for the International Equity Portfolio. Ms. Richards joined J.P. Morgan in 1994 as an international equity portfolio manager. Previously she has held positions as an engineering analyst with Alliance Capital, a project engineer for Cambridge Consultants and a research fellow for CERN, European Laboratory for Particle Physics. Ms. Richards holds a BSc from the University of Edinburgh and an MBA from INSEAD, France.

     James B. Otness, Managing Director of the Sub-Adviser, is the Portfolio Manager for the Small Capital Stock Portfolio. Mr. Otness is a member of the Equity and Balanced Accounts Group. Mr. Otness co-manages Morgan's Small Company Fund and other client portfolios employing a small company investment approach. Mr. Otness joined Morgan in 1970 after graduation from Harvard University and service in the U.S. Marine Corps Reserve. Prior to his current assignment, he managed large capitalization equities and before that was unit head in the Investment Research Department. Mr. Otness is a Chartered Financial Analyst with 23 years of investment experience.

     James Wiess, Vice President of the Sub-Adviser, is the Portfolio Manager for the Large Capital Stock Portfolio. Mr. Wiess is a member of the Equity and Balanced Accounts Group, with responsibility for portfolio rebalancing and product research and development in structured equity strategies. Prior to joining Morgan in 1992, Mr. Wiess gained experience in stock index arbitrage during seven years at Oppenheimer & Co. He also was a financial markets consultant at Data Resources. Mr. Wiess earned his undergraduate degree from the Wharton School at the University of Pennsylvania.

     Michael J. Kelly, Vice President of the Sub-Adviser, is the Portfolio Manager for the Select Equity Portfolio. Mr. Kelly is an institutional portfolio manager with responsibility for a number of employee benefit, foundation, and endowments clients. Prior to assuming his current position, he was in the Equity Research Group covering capital goods, electrical equipment, and conglomerates. Mr. Kelly also served as the group's generalist. Before joining Morgan in 1985, he held a position at the economic firm Townsend-Greenspan & Co., Inc. Mr. Kelly served as President of the Machinery Analysts of New York, Vice President of the Electrical Products Group, committee member for the AIMR and is a member of the Money Marketeers of New York. Mr. Kelly has an undergraduate degree from Gettysburg College and an M.B.A. from The Wharton School. Mr. Kelly is a Chartered Financial Analyst.

LORD, ABBETT & CO. ("LORD ABBETT"), The General Motor Building, 767 Fifth Avenue, New York, New York 10153-0203. Lord Abbett has been an investment manager for over 62 years and currently manages approximately $16 billion in a family of mutual funds and other advisory accounts. Lord Abbett is the Sub-Adviser for the Bond Debenture Portfolio.

     Morais A. Taylor is the Portfolio Manager for the Bond Debenture Portfolio of the Trust. Mr. Taylor also is the Portfolio Manager of the Lord Abbett Bond-Debenture Fund, Inc. Mr. Taylor joined Lord Abbett in 1969.

SUB-ADVISORY FEES

Under the terms of the Sub-Advisory Agreements, the Adviser shall pay to the Sub-Advisers, as full compensation for services rendered under the respective Agreements with respect to the various Portfolios, monthly fees at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.


                      Average Daily
Portfolio             Net Assets           Sub-Advisory Fee

Money Market          First $500 million                .25%
                      Over $500 million                 .15%

Quality Income        First $500 million                .25%
                      Over $500 million                 .20%

High Yield            First $500 million                .50%
                      Over $500 million                 .40%

Growth and Income     First $500 million                .35%
                      Over $500 million                 .25%

Stock Index            __________________               .25%

Bond Debenture         __________________               .50%

Quality Bond          First $75 million                 .30%
                      Over $75 million                  .25%

International Equity  First $50 million                 .60%
                      Over $50 million                  .50%

Select Equity         First $50 million                 .50%
                      Over $50 million                  .40%

Large Capital Stock   ___________________               .40%


Small Capital Stock   ___________________               .60%



                           DESCRIPTION OF THE TRUST

SHAREHOLDER RIGHTS

The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 9, 1987. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares.

Each Portfolio issues its own class of shares. Each share represents an equal proportionate interest in the assets of the Portfolio with each other share in the Portfolio. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote will be voted in the aggregate and not by class except for matters concerning only one class. The holders of each share of stock of the Trust will be entitled to one vote for each full share and a fractional vote for each fractional share of stock. Shares of one class may not bear the same economic relationship to the Trust as another class.

In accordance with its view of present applicable law, the separate account(s) of Cova Life, as shareholder(s) of the Trust, have the right to vote Trust shares at any meeting of shareholders and will provide pass-through voting privileges to all contract owners. Cova Life will vote shares of the Trust held in the separate account(s) for which no timely voting instructions from contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights is described in the Variable Account Prospectus attached hereto under the caption, "The Variable Account - Voting Rights".

The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940, as amended, or the Declaration of Trust. The Trust will hold a shareholder meeting to fill existing vacancies on the Board in the event that less than a majority of Trustees were elected by the shareholders. The Trustees shall also call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10 percent of the outstanding shares.

The Trust has an obligation to assist shareholder communications.

The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, under certain limited circumstances, be held personally liable for the obligations of the Trust as though they were general partners in a partnership, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of personal liability remote.

The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares present at a meeting of shareholders (or higher vote as may be required by the Investment Company Act of 1940, as amended, or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares, or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

INQUIRIES

Any inquiries should be directed to Cova Life, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644. The telephone number is (800) 831-LIFE.

DISTRIBUTION AND REDEMPTION OF SHARES

Shares of the Trust are currently issued and redeemed only in connection with investment in and payments under certain variable annuity contracts ("variable contracts") issued by Cova Life. The shares of the Trust are purchased and redeemed at net asset value (see below). Redemptions will be effected by the separate accounts to meet obligations under the variable contracts. Contract Owners do not deal directly with the Trust with respect to acquisition or redemption of shares.

DIVIDENDS

All dividends are distributed to the separate accounts and will be automatically reinvested in Trust shares. Dividends and distributions made by the Portfolios are taxable, if at all, to Cova Life; they are not taxable to variable annuity contract owners.

TAX STATUS

It is the intention of the Trust to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. If the Trust so qualifies and distributes each year to its shareholders at least 90% of its net investment income in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. Each Portfolio of the Trust distributes all of its net income and gains to its shareholders (the separate accounts). Each Portfolio is treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Trust qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).

Some of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Trust and affect the holding period of the securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

Investments of the Trust in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Trust will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Trust may have to dispose of securities that it would otherwise have continued to hold.

The Trust's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Trust's annual gross income be derived from the disposition of securities held for less than three months.

NET ASSET VALUES

Portfolio shares are sold and redeemed at a price equal to the share's net asset value. The net asset value of a Portfolio is determined by calculating the total value of the Portfolio's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value for each Portfolio is computed once daily as of the close of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Portfolio's investments so that the Portfolio's net asset value per share might be materially affected. The Trust reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.

Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date. Unlisted securities in a Portfolio are primarily valued based on their latest quoted bid price or, if not available, are valued by a method determined by the Trustees to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that securities are valued at their acquisition cost to reflect a constant amortization rate to maturity of any premium or discount, rather than at current market value.

The Money Market Portfolio values its securities on the basis of amortized cost, which means that securities are valued at their acquisition cost to reflect a constant amortized rate to maturity of any premium or discount, rather than at current market value. Calculations are made to compare the amortized cost valuation of the securities with current market values. Money market valuations are obtained by using market quotations provided by market makers, estimates of market values, or values obtained from published yield data of money market instruments. If a deviation of of 1% or more were to occur between the net asset value calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation which the Trustees believe would result in a material dilution to shareholders, the Trustees would promptly consider what action, if any, should be initiated. Other assets are valued at fair value as determined in good faith by the Trustees. The method of calculating yields is described in the Statement of Additional Information.

                               FUND PERFORMANCE

From time to time advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust. Such advertisements will also describe the performance of the relevant insurance company separate accounts. Any such information will include the average total return of the Trust calculated on a compounded basis for specified periods of time. Total return information will be calculated pursuant to rules established by the Securities and Exchange Commission. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications.

The Trust calculates average compounded total return by determining the redemption value at the end of specified periods (assuming reinvestment of all dividends and distributions) of a $1,000 investment in the Trust at the beginning of the period, deducting the initial $1,000 investment, annualizing the increase or decrease over the specified period and expressing the result as a percentage.

Total return figures utilized by the Trust are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly, upon redemption, shares may be worth more or less than their original cost.

     PUBLIC FUND PERFORMANCE

The Quality Bond Portfolio, Small Capital Stock Portfolio and International Equity Portfolio, each of which is managed by J.P. Morgan Investment Management, Inc., and the Bond Debenture Portfolio, which is managed by Lord, Abbett & Co., are newly organized and do not yet have their own performance records. However, each of these Portfolios has the same investment objective and follows substantially the same investment strategies as a mutual fund ("public fund") whose shares are sold to the public and managed by the same portfolio managers of J.P. Morgan Investment Management, Inc. and Lord, Abbett & Co., respectively.

Set forth below is the historical performance of these public funds. Investors should not consider the performance data of the public funds as an indication of the future performance of the respective Portfolios. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the public funds, and not those to be paid by the Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of variable annuity contracts. Investors should refer to the separate account prospectus describing the variable annuity contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of a Portfolio. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance.

The following tables show average annualized total returns for the time periods shown for each of the public funds as well as a comparison with a relevant index.

                            QUALITY BOND PORTFOLIO

Corresponding                                          Since     Inception
---------------------------------                    ----------  ---------
Public Fund/Index                   1 Year   5 Year  Inception     Date
---------------------------------  -------  -------  ----------  ---------

The Pierpont Bond Fund               ____%    ____%       ____%    3/11/88

Salomon Brothers Broad Investment
   Grade Bond Index                  ____%    ____%       ____%   ________



                        SMALL CAPITAL STOCK PORTFOLIO


Corresponding                                       Since     Inception
--------------------                              ----------  ---------
Public Fund/Index      1 Year   5 Year   10 Year  Inception     Date
--------------------  -------  -------  --------  ----------  ---------

The Pierpont Capital
   Appreciation Fund    ____%    ____%     ____%       ____%    6/27/85

Russell 2000 Index      ____%    ____%     ____%       ____%   ________



                        INTERNATIONAL EQUITY PORTFOLIO

Corresponding                                           Since     Inception
----------------------------------                    ----------  ---------
Public Fund/Index                    1 Year   5 Year  Inception     Date
----------------------------------  -------  -------  ----------  ---------

The Pierpont International
   Equity Fund                        ____%    ____%       ____%     6/1/90

Morgan Stanley Capital
   International Europe, Australia
   and Far East Index                 ____%    ____%       ____%   ________



                           BOND DEBENTURE PORTFOLIO

Corresponding                                    Since     Inception
---------------------------                    ----------  ---------
Public Fund/Index             1 Year   5 Year  Inception     Date
---------------------------  -------  -------  ----------  ---------

Lord Abbett Bond -
   Debenture Fund, Inc.        ____%    ____%       ____%   ________

Salomon Brothers High Yield
   Index-Composite             ____%    ____%       ____%   ________


     PRIVATE ACCOUNT PERFORMANCE

The Select Equity Portfolio and the Large Capital Stock Portfolio, each of which is managed by J.P. Morgan Investment Management, Inc., are newly organized and do not yet have their own performance records. However, each of these Portfolios has investment objectives, policies and strategies which are substantially similar to those employed by J.P. Morgan Investment Management, Inc. with respect to certain private accounts.

Set forth below is the historical composite performance of these private accounts. Investors should not consider the performance data of these private accounts as an indication of the future performance of the respective Portfolios. The composite performance figures shown below reflect the deduction of the fees and expenses paid by the private accounts, and not those to be paid by the Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of variable annuity contracts. Investors should refer to the separate account prospectus describing the variable annuity contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of a Portfolio.

The performance of the Portfolios may be at variance with the composite performance of the private accounts in that such accounts are not mutual funds and thus not subject to the various requirements and limitations applicable to mutual funds under the Investment Company Act of 1940 and the Internal Revenue Code.

                           SELECT EQUITY PORTFOLIO



Account/Index                     1 Year   5 Year   10 Year
-------------------------------  -------  -------  --------

Private Accounts                   ____%    ____%     ____%

Standard & Poor's 500 Composite
   Stock Price Index               ____%    ____%     ____%



                        LARGE CAPITAL STOCK PORTFOLIO



Account/Index                     1 Year   5 Year   10 Year
-------------------------------  -------  -------  --------

Private Accounts                   ____%    ____%     ____%

Standard & Poor's 500 Composite
   Stock Price Index               ____%    ____%     ____%





APPENDIX  -  DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S CORPORATION. A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.  Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM CORPORATE BONDS.

AAA   Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A    Debt  rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB  Debt rated 'BB', 'B', 'CCC', or 'CC' is regarded,

B  on balance, as predominantly speculative with

CCC  respect to capacity to pay interest and repay

CC principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C This rating is reserved for income bonds on which no interest is being paid.

D    Debt rated 'D' is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS ( - ): The ratings from 'A' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L    The letter 'L' indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Deposit Insurance Corp.

l    Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings (as published by Moody's Investors Service, Inc.) follows:

LONG-TERM CORPORATE BONDS.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   -  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C    -  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.


                                    PART B


                     STATEMENT OF ADDITIONAL INFORMATION


                       VAN KAMPEN MERRITT SERIES TRUST
                              ONE PARKVIEW PLAZA
                      OAKBROOK TERRACE, ILLINOIS  60181



     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR VAN KAMPEN MERRITT SERIES TRUST, DATED MAY 1, 1996 (the "PROSPECTUS"). A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 831-LIFE, OR WRITING COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AT ONE TOWER LANE, SUITE 3000, OAKBROOK TERRACE, ILLINOIS 60181-4644.

     The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.





                 THIS STATEMENT OF ADDITIONAL INFORMATION IS
                              DATED MAY 1, 1996.



                              TABLE OF CONTENTS
                                                              PAGE

INVESTMENT OBJECTIVES AND POLICIES
Objectives
GNMA Certificates
Government National Mortgage Association
Nature of GNMA Certificates
Life of GNMA Certificates
Yield Characteristics of GNMA Certificates
Market for GNMA Certificates
Lower Grade Securities
Strategic Transactions
General Characteristics of Options
General Characteristics of Futures
Options on Securities Indices and Other Financial Indices
Currency Transactions
Risks of Currency Transactions
Combined Transactions
Swaps, Caps, Floors and Collars
Eurodollar Instruments
Risks of Strategic Transactions Outside the United States
Use of Segregated and Other Special Accounts
Growth and Income Portfolio - Debt Securities Investments

STOCK INDEX PORTFOLIO - MONITORING PROCEDURES
Monitoring Procedures

INVESTMENT LIMITATIONS
Quality  Income,  High  Yield, Money Market, Growth and Income and Stock Index
        Portfolios

DESCRIPTION OF SECURITIES RATINGS
Commercial Paper Ratings
Variable Rate Demand Bond Ratings
Preferred Stock Ratings (Standard & Poor's)
Preferred Stock Ratings (Moody's)

YIELD INFORMATION FOR MONEY MARKET PORTFOLIO

OFFICERS AND TRUSTEES

SUBSTANTIAL SHAREHOLDERS

OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

CUSTODIAN

LEGAL COUNSEL AND INDEPENDENT AUDITORS

INVESTMENT ADVISORY AGREEMENT
Investment decisions

PORTFOLIO TRANSACTIONS

FINANCIAL STATEMENTS





                      INVESTMENT OBJECTIVES AND POLICIES

OBJECTIVES

     For a description of the objectives of the Portfolios, see "Prospectus - Investment Objectives." The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

ADDITIONAL INFORMATION - INVESTMENT OBJECTIVES AND POLICIES OF PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT, INC.

     QUALITY BOND PORTFOLIO. The Quality Bond Portfolio is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Portfolio's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to conserve the value of its investments to the extent consistent with its objective.

     The Portfolio attempts to achieve its investment objective by investing in high grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

     INVESTMENT PROCESS

     Duration/yield curve management: The Sub-Adviser's duration decision begins with an analysis of real yields, which its research indicates are generally a reliable indicator of longer term interest rate trends. Other factors the Sub-Adviser studies in regard to interest rates include economic growth and inflation, capital flows and monetary policy. Based on this analysis, the Sub-Adviser forms a view of the most likely changes in the level and shape of the yield curve -- as well as the timing of those changes -- and sets the Portfolio's duration and maturity structure accordingly. The Sub-Adviser typically limits the overall duration of the Portfolio to a range between one year shorter and one year longer than that of the Salomon Brothers Broad Investment Grade Bond Index, the benchmark index.

     Sector allocations: Sector allocations are driven by the Sub-Adviser's fundamental and quantitative analysis of the relative valuation of a broad array of fixed income sectors. Specifically, the Sub-Adviser utilizes market and credit analysis to assess whether the current risk-adjusted yield spreads of various sectors are likely to widen or narrow. The Sub-Adviser then overweights (underweights) those sectors its analysis indicates offer the most (least) relative value, basing the speed and magnitude of these shifts on valuation considerations.

     Security selection: Securities are selected by the portfolio manager, with substantial input from the Sub-Adviser's fixed income analysts and traders. Using quantitative analysis as well as traditional valuation methods, the Sub-Adviser's applied research analysts aim to optimize security selection within the bounds of the Portfolio's investment objective. In addition, credit analysts -- supported by the Sub-Adviser's equity analysts -- assess the creditworthiness of issuers and counterparties. A dedicated trading desk contributes to security selection by tracking new issuance, monitoring dealer inventories, and identifying attractively priced bonds. The traders also handle all transactions for the Portfolio.

     SELECT EQUITY PORTFOLIO AND LARGE CAPITAL STOCK PORTFOLIO. These Portfolios are designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The investment objective of each Portfolio is to provide a high total return from a portfolio of selected equity securities.

     In normal circumstances, at least 65% of each Portfolio's net assets will be invested in equity securities consisting of common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and equity participations (collectively, "Equity Securities"). Each Portfolio's primary equity investments are the common stock of large and medium sized U.S. corporations and, to a limited extent, similar securities of foreign corporations.

     INVESTMENT PROCESS

     Fundamental research: The Sub-Adviser's domestic equity analysts, each an industry specialist with an average of ___ years of experience, follow 700 predominantly large- and medium-sized U.S. companies -- 500 of which form the universe for each Portfolio's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the most attractive companies among those they cover. In doing this, they may work in concert with the Sub-Adviser's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

     Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

     Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. The specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame and the magnitude of the risks versus the rewards. The portfolio seeks to hold sector weightings close to those of the S&P 500 Index, reflecting the Sub-Adviser's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help protect the portfolio from macroeconomic risks, and -- together with diversification -- represents an important element of the Sub-Adviser's risk control strategy. A dedicated trading desk handles all transactions for the Portfolio.

     SMALL CAPITAL STOCK PORTFOLIO. This Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The Portfolio's investment objective is to provide a high total return from a portfolio of Equity Securities of small companies.

     The Portfolio attempts to achieve its investment objective by investing primarily in the common stock of small U.S. companies included in the Russell 2000 Index, which is composed of 2000 common stocks of U.S. companies with market capitalizations ranging between $100 million and $1.5 billion.

    INVESTMENT PROCESS

     Fundamental Research: The Sub-Adviser's domestic equity analysts -- each an industry specialist with an average of ___ years of experience -- continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor -- a universe that generally contains a total of 300-350 names. Because the Sub-Adviser's analysts follow both the larger and smaller companies in their industries -- in essence, covering their industries from top to bottom -- they are able to bring broad perspective to the research they do on both.

     Systematic valuation: The analysts' forecasts are converted into comparable expected returns by the Sub-Adviser's dividend discount model, which calculates those returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long-term earnings power. Within each industry, companies are ranked by their expected returns and grouped into quintiles: those with the highest expected returns (Quintile
1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

     Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings: the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misevaluation will soon be corrected and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a sale candidate. The portfolio manager seeks to hold sector weightings close to those of the Russell 2000 Index, the Portfolio's benchmark, reflecting the Sub-Adviser's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help to protect the portfolio from macroeconomic risks, and -- together with diversification -- represents an important element of the Sub-Adviser's investment strategy.

     INTERNATIONAL EQUITY PORTFOLIO. This Portfolio is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"). The Portfolio's investment objective is to provide a high total return from a portfolio of Equity Securities of foreign corporations.

     The Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of foreign corporations. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

     INVESTMENT PROCESS

     Country allocation: The Sub-Adviser's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, the Sub-Adviser calculates this risk premium for each of the nations in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparisons to the EAFE Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, the Sub-Adviser analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast. The Sub-Adviser places limits on the total size of the Portfolio's country over- and under-weightings relative to the EAFE Index.

     Stock selection: The Sub-Adviser's ___ international equity analysts, each an industry and country specialist, forecast normalized earnings and dividend payouts for roughly 1,000 non-U.S. companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the purchases in the top third of the rankings, and to keep sector weightings close to those of the EAFE Index, the Portfolio's benchmark. Once a stock falls into the bottom third of the rankings, it generally becomes a sales candidate. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

     Currency management: Currency is actively managed, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the Portfolio's return. The Sub-Adviser's currency decisions are supported by a proprietary tactical mode which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, the Sub-Adviser's currency group recommends currency strategies that are implemented in conjunction with the Portfolio's investment strategy.

MONEY MARKET INSTRUMENTS

     As discussed in the Prospectus, each Portfolio may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Portfolios appears below. See "Quality and Diversification Requirements."

     U.S. TREASURY SECURITIES. Each of the Portfolios may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Portfolios may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, each Portfolio must look principally to the federal agency issuing or guaranteeing the obligations for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

     FOREIGN GOVERNMENT OBLIGATIONS. Each of the Portfolios, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

     BANK OBLIGATIONS. Each of the Portfolios, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which (for those Portfolios managed by J.P. Morgan Investment Management, Inc. except the International Equity Portfolio) have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and
(iii) U.S. branches of foreign banks of equivalent size (Yankees) with respect to the Portfolios managed by J.P. Morgan Investment Management, Inc. See "Foreign Investments." The Portfolios will not invest in obligations for which J.P. Morgan Investment Management, Inc., or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Portfolios may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

     COMMERCIAL PAPER. Each of the Portfolios may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The monies loaned to the borrower come from accounts managed by a Sub-Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Sub-Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligations on demand which is continuously monitored by the Sub-Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Portfolios may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Sub-Adviser to have a credit quality which satisfies the Portfolio's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolios to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in master demand obligations.

     REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees of the Trust. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolios invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Portfolios will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolios in each agreement plus accrued interest, and the Portfolios will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Money Market Portfolio will be fully collateralized within the meaning of paragraph (a)(3) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Portfolio may be delayed or limited.


     Each of the Portfolios may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in the prospectus or this Statement of Additional Information.

CORPORATE BONDS AND OTHER DEBT SECURITIES

     As discussed in the Prospectus, certain of the Portfolios may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. A description of these investments appears in the prospectus and below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

     ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

EQUITY INVESTMENTS

     As discussed in the prospectus, certain of the Portfolios invest primarily in Equity Securities. The Equity Securities in which these Portfolios invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. A discussion of the various types of equity investments which may be purchased by these Portfolios appears in the prospectus and below. See "Quality and Diversification Requirements."

     EQUITY SECURITIES. The Equity Securities in which these Portfolios may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     The convertible securities in which these Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

WARRANTS

     Certain of the Portfolios may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

     Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

FOREIGN INVESTMENTS

     Each of the Portfolios may invest in foreign securities. The International Equity Portfolio may make substantial investments in foreign countries. The Money Market, Quality Bond, Select Equity, Large Capital Stock and Small Capital Stock Portfolios may invest in certain foreign securities. The Quality Bond Portfolio may invest in dollar-denominated fixed income securities of foreign issuers. The Select Equity and Large Capital Stock Portfolios may invest in equity securities of foreign corporations included in the S&P 500 Index or listed on a national securities exchange. The Small Capital Stock Portfolio may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in the U.S. dollar. The Quality Bond Portfolio, Select Equity Portfolio, Large Capital Stock Portfolio and the Small Capital Stock Portfolio do not expect to invest more than 25%, 5%, 5%, and 5%, respectively, of their total assets at the time of purchase in securities of foreign issuers. All investments of the Money Market Portfolio must be U.S. dollar-denominated. In the case of the Money Market and Quality Bond Portfolios, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets.

     Since investments in foreign securities may involve foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Certain of the Portfolios may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Portfolios' currency exposure related to foreign investments. The Portfolios will not enter into such commitments for speculative purposes.

     For a description of the risks associated with investing in foreign securities, see "Investment Practices" and "Risk Factors" in the Prospectus.

     INVESTING IN JAPAN. Investing in Japanese securities may involve the risks associated with investing in foreign securities generally. In addition, because it invests in Japan, the International Equity Portfolio will be subject to the general economic and political conditions in Japan.


     Share prices of companies listed on Japanese stock exchanges and on the Japanese OTC market reached historical peaks (which were later referred to as the "bubble") as well as historically high trading volumes in 1989 and 1990. Since then, stock prices in both markets decreased significantly, with listed stock prices reaching their lowest levels in the third quarter of 1992 and OTC stock prices reaching their lowest levels in the fourth quarter of 1992. During the period from January 1, 1989 through December 31, 1994, the highest Nikkei stock average and Nikkei OTC average were 38,915.87 and 4,149.20, respectively, and the lowest for each were 14,309.41 and 1,099.32, respectively. There can be no assurance that additional market corrections will not occur.

     The common stocks of many Japanese companies continue to trade at high price earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

     Since the International Equity Portfolio invests in securities denominated in yen, changes in exchange rates between the U.S. dollar and the yen affect the U.S. dollar value of the International Equity Portfolio's assets. Such rate of exchange is determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. See Foreign Currency Exchange Transactions.

     Japanese securities held by the International Equity Portfolio are not registered with the SEC nor are the issuers thereof subject to its reporting requirements. There may be less publicly available information about issuers of Japanese securities than about U.S. companies and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

     Although the Japanese economy has grown substantially over the past four decades, recently the rate of growth had slowed substantially. During 1991, 1992 and 1993, the Japanese economy grew at rates of 4.3%, 1.1% and 0.1%, respectively, as measured by real gross domestic product.

     Japan's success in exporting its products has generated a sizeable trade surplus. Such trade surplus has caused tensions at times between Japan and some of its trading partners. In particular, Japan's trade relations with the United States have recently been the subject of discussion and negotiation between the two nations. The United States has imposed certain measures designed to address trade issues in specific industries. These measures and similar measures in the future may adversely affect the performance of the International Equity Portfolio.

     Japan's economy has typically exhibited low inflation and low interest rates. There can be no assurance that low inflation and low interest rates will continue, and it is likely that a reversal of such factors would adversely affect the Japanese economy. Moreover, the Japanese economy may differ, favorably or unfavorably, from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     Japan has a parliamentary form of government. In 1993, a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms of the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect the International Equity Portfolio.

ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such comments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio.

     REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act it is also considered as a borrowing of money by the Portfolio and, therefore, a form of leverage. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. Certain of the Portfolios of the Trust may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, In a mortgage dollar roll transaction, the Portfolio sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

     LOANS OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolios in the normal settlement time, generally five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Portfolio will make any loans in excess of one year.

     PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Portfolios may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

     As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act") before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

QUALITY AND DIVERSIFICATION REQUIREMENTS

     Each of the Portfolios intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of these Portfolios is subject to the following fundamental limitations: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer, subject to the limitation of any applicable state securities laws, or with respect to the Money Market Portfolio, as described below. Investments not subject to the limitations described above could involve an increased risk to a Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     QUALITY BOND AND QUALITY INCOME PORTFOLIOS. These Portfolios invest principally in a diversified portfolio of "high grade" and "investment grade" securities. Investment grade debt is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. The Quality Bond Portfolio may also invest up to 5% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, Ba by Moody's or BB by Standard & Poor's. The Portfolios may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Sub-Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Portfolios invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion.

     CONVERTIBLE DEBT SECURITIES. Certain of the Portfolios may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, of ir no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion. At the time the Portfolio invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Sub-Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Sub-Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

GNMA CERTIFICATES

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION . The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     NATURE OF GNMA CERTIFICATES . GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee. The net asset value and return of the Portfolio will, however, fluctuate depending on market conditions and other factors.

     LIFE OF GNMA CERTIFICATES . The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the Federal Housing Administration are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately 12 years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES . The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1% more than high grade corporate bonds and 1/2 of 1% more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES . Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

LOWER GRADE SECURITIES

     Certain of the Portfolios may invest in lower-grade income securities. (The High Yield Portfolio may invest a substantial portion of its assets in medium and lower grade corporate debt securities entailing certain risks. See "Special Risks of High Yield Investing" in the Prospectus.) Such lower grade securities are rated BB or B by S&P or Ba or B by Moody's and are commonly referred to as "junk bonds." Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of the Portfolio to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade securities is considered generally to be less liquid than the market for investment grade securities. The relative illiquidity of some of the Portfolio's portfolio securities may adversely affect the ability of the Portfolio to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Sub-Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

      The Portfolio's net asset value will change with changes in the value of its portfolio securities. Because the Portfolio will invest in fixed income securities, the Portfolio's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

     The Sub-Adviser values the Portfolio's investments pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Portfolio may invest, there may be relatively inactive trading in such securities and the ability of the Sub-Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Portfolio's portfolio, the responsibility of the Sub-Adviser to value the Portfolio's securities becomes more difficult and the Sub-Adviser's judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. To the extent that the Portfolio invests in illiquid securities and securities which are restricted as to resale, the Portfolio may incur additional risks and costs. Illiquid and restricted securities are particularly difficult to dispose of.

     Lower grade securities generally involve greater credit risk than higher grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade securities in the Portfolio's portfolio and thus the Portfolio's net asset value. The secondary market prices of lower grade securities are less sensitive to changes in interest rates than are those for higher rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade securities.

     Yields on the Portfolio's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade securities in the Portfolio's portfolio and thus in the net asset value of the Portfolio. Net asset value and market value may be volatile due to the Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Portfolio's portfolio securities relate.

     The Portfolio will rely on the Sub-Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Sub-Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Sub-Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Sub-Adviser continuously monitors the issuers of such securities held in the Portfolio's portfolio. The Portfolio may, if deemed appropriate by the Sub-Adviser, retain a security whose rating has been downgraded below B by S&P or below B by Moody's, or whose rating has been withdrawn.

     With respect to Portfolios which may invest in these unrated income securities, achievement by the Portfolio of its investment objective may be more dependent upon the Sub-Adviser's investment analysis than would be the case if the Portfolio were investing exclusively in rated securities.

STRATEGIC TRANSACTIONS

     As described in the Prospectus, certain Portfolios of the Trust may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to manage the effective maturity or duration of a Portfolio's income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions are hedging transactions which may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by a Portfolio from its Strategic Transactions will generally be taxable income of the Trust. See "Tax Status" in the Prospectus.

     GENERAL CHARACTERISTICS OF OPTIONS . Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. As described in the Prospectus, certain Portfolios of the Trust are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Corporation or "P-1" from Moody's Investors Service, Inc. or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by a Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing no more than 10% of its assets in restricted securities (15% with respect to the World Equity Portfolio and the Utility Portfolio).

     If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

     A Portfolio may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and or securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Portfolio, the Portfolio may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

     A Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES . Certain Portfolios of the Trust may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by a Portfolio, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and, in particular, with the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     A Portfolio will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES . A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     CURRENCY TRANSACTIONS . Certain Portfolios of the Trust may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Sub-Adviser.

     Dealings by the Portfolios in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

     A Portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Sub-Adviser considers the Austrian schilling as being linked to the German deutschemark (the "D-mark") and the Trust holds securities denominated in schillings and the Sub-Adviser believes that the value of schillings will decline against the U.S. dollar, the Sub-Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

     RISKS OF CURRENCY TRANSACTIONS . Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     COMBINED TRANSACTIONS . Certain Portfolios of the Trust may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Sub-Adviser, it is in the best interest of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS . Among the Strategic Transactions into which certain Portfolios may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cashflows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-Adviser and the Portfolio believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended, and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     EURODOLLAR INSTRUMENTS . Certain Portfolios of the Trust may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and income instruments are linked.

     RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES . When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS . Many Strategic Transactions, in addition to other requirements, require that the Portfolio segregate liquid high-grade assets with its custodian to the extent Portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade debt securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade debt securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate liquid, high-grade assets equal to the exercise price.

     Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Portfolio to buy or sell currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid high-grade assets equal to the amount of the Portfolio's obligation.

     OTC options entered into by a Portfolio, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical delivery or with an election of either physical delivery or cash settlement, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Portfolio must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt securities or other acceptable assets.

     With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if the Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required. However, if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Trust's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

GROWTH AND INCOME PORTFOLIO - DEBT SECURITIES INVESTMENTS

     The Growth and Income Portfolio may invest up to 5% of its assets in various debt securities. These include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations. These securities may also include corporate debt securities, some of which may be medium and lower grade quality. Lower grade corporate debt securities are commonly known as "junk bonds" and involve a significant degree of risk.

                STOCK INDEX PORTFOLIO - MONITORING PROCEDURES

MONITORING PROCEDURES

     The Board of Trustees of the Trust reviews the correlation between the Portfolio and the Index on a quarterly basis. The Board of Trustees has adopted monitoring procedures which it believes are reasonably designed to assure a high degree of correlation between the performance of the Portfolio and the S&P 500 Index. The procedures, which are reviewed and reconfirmed annually by the Board, provide that in the event that the correlation between the performance of the Portfolio and that of the S&P 500 Index falls below 95%, the Sub-Adviser will promptly notify the Board which shall consider what action, if any, should be taken.

                            INVESTMENT LIMITATIONS

     The Trust has adopted the following restrictions and policies relating to the investment of assets of the Portfolios and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy and (ii) more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.

QUALITY INCOME, HIGH YIELD, MONEY MARKET, GROWTH AND INCOME AND STOCK INDEX PORTFOLIOS

     Each of the Quality Income, High Yield, Money Market, Growth and Income and Stock Index Portfolios of the Trust may not:

     1. Borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) (except the Money Market Portfolio which is limited to 10% of the value of its total assets) and then only from banks as a temporary measure for extraordinary or emergency purposes. This borrowing provision is not for investment leverage but solely to facilitate management of the Portfolio by enabling the Trust to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous. Monies used to pay interest on borrowed funds will not be available for investment. The Portfolio will not make additional investments while it has borrowings outstanding;

     2.  Underwrite securities of other issuers;

     3. Invest 25% or more of a Portfolio's assets taken at market value in any one industry. Investing in cash items (including bank time and demand deposits such as certificates of deposit), U.S. Treasury bills or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by those money market instruments, such as repurchase agreements, will not be considered investments in any one industry;

     4. Purchase or sell commodities, commodity contracts, foreign exchange or real estate, or invest in oil, gas or other mineral development or exploration programs, except as noted in connection with hedging transactions. (This does not prohibit investment in the securities of corporations which own interests in commodities, foreign exchange, real estate or oil, gas or other mineral development or exploration programs);

     5. Invest more than 5% of the value of the assets of a Portfolio in securities of any one issuer (except in the case of the securities issued or guaranteed by the U.S. government, its agencies or instrumentalities), or, if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of an issuer except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations;

     6. Invest in securities of a company for the purpose of exercising control or management;

     7. Invest in securities issued by any other registered investment company;

     8. Purchase or sell real estate, except the Portfolios may purchase securities which are issued by companies which invest in real estate or interests therein;

     9. Issue senior securities as defined in the Investment Company Act of 1940, except insofar as a Portfolio may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; (c) lending Portfolio securities; (d) purchasing securities on a when-issued or delayed delivery basis; (e) accommodating short sales; (f) implementing the hedging transactions described above. If the asset coverage falls below 300%, when taking into account items (a) through (e), the Portfolio may be required to liquidate investments to be in compliance with the Investment Company Act of 1940;

     10. Lend portfolio securities in excess of twenty-five percent (25%) of the value of a Portfolio's assets. Any loans of a Portfolio's securities will be made according to guidelines established by the Trustees, including maintenance of collateral of the borrower at least equal at all times to the current market value of the securities loaned;

     11. Invest in securities subject to legal or contractual restrictions on resale and repurchase agreements maturing in more than seven days if, as a result of the investment, more than 10% of the total assets of the Portfolio
(taken at market value at the time of such investment) would be invested in the securities;

     12. Make loans (the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes and other securities as permitted by the investment objectives of the Portfolios will not be deemed to be the making of loans) except that the Portfolios may purchase securities subject to repurchase agreements under policies established by the Trustees or lend portfolio securities pursuant to restriction 10 above;

     13. Purchase securities on margin (but the Portfolios may obtain such short-term credits as may be necessary for the clearance of transactions or to implement the hedging transactions described above); and

     14. Make short sales of securities or maintain a short position, unless not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for the sales at any one time, or unless at all times when a short position is open the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration (or for additional cash consideration held in a segregated account by the Trust's custodian), for securities of the same issue as, and equal in amount to, the securities sold short ("short sale against-the-box").

ADDITIONAL INVESTMENT LIMITATION - STOCK INDEX PORTFOLIO

     The Stock Index Portfolio may not invest more than 5% of assets in the securities of companies that have a continuous operating history of less than 3 years. However, such period of three years may include the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed as an investment for funds of the Portfolio has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise.

ADDITIONAL INVESTMENT LIMITATIONS - MONEY MARKET PORTFOLIO

     Rule 2a-7 under the Investment Company Act of 1940, which contains certain requirements relating to the diversification, quality and maturity of a money market fund's investments, was recently amended by the Securities and Exchange Commission. The Board of Trustees of the Trust has modified its Rule 2a-7 procedures in order to comply with the Rule, as amended. As part of that modification, the Board has adopted certain additional investment restrictions pertaining to the diversification of the investments of the Money Market Portfolio. These investment limitations, which are not fundamental policies and which therefore may be changed without shareholder approval, are as follows:

     The Money Market Portfolio shall not acquire any instrument, including puts, repurchase agreements and bank instruments, which, as measured at the time of acquisition, would cause the Portfolio to:

     1. invest, at any time, more than 5% of its total assets in the First Tier Securities (as that term is defined in the Trust Prospectus) of a single issuer (including puts written by, and repurchase agreements entered into with, such issuer); except that the Portfolio may invest more than 5% of its total assets in Government securities; and, for purposes of this calculation, entering into a repurchase agreement shall be deemed to be an acquisition of the underlying securities to the extent that the repurchase agreement is collateralized fully;

     2. invest, at any time, more than 5% of its total assets in securities which when acquired by the Portfolio were Second Tier Securities (as that term is defined in the Trust Prospectus); or

     3. invest, at any time, more than the greater of 1% of the Portfolio's total assets or $1,000,000 in securities of a single issuer which were Second Tier Securities when acquired by the Portfolio.

QUALITY BOND PORTFOLIO

     The Quality Bond Portfolio of the Trust may not:

     1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction No. 8. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Portfolio's total assets; provided, however, that the Portfolio may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Portfolio's while such borrowings are outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Portfolio's's hedging activities are not deemed to be a pledge of assets;

     2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Portfolio may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Portfolio's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Portfolio's total assets;

     3. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Portfolio may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the
Portfolio's.    This limitation shall not apply to permitted investments of up to 25% of the Portfolio's total assets;

     4. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets; provided, however, that the Portfolio may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Portfolio's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

     5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies;

     6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, commodity contracts, except for the Portfolio's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Portfolio may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

     7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except in the course of the Portfolio's hedging activities, unless at all times when a short position is open the Portfolio owns an equal amount of such securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

     8. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Portfolio is permitted to incur pursuant to Investment Restriction No. 1 and except that the Portfolio may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreement, shall not exceed one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Portfolio's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

     9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

     10.  Act as an underwriter of securities.

SELECT EQUITY, LARGE CAPITAL STOCK AND SMALL CAPITAL STOCK PORTFOLIOS

     Each of the Select Equity, Large Capital Stock and Small Capital Stock Portfolios may not:

     1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets; provided, however, that the Portfolio may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Portfolio's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

     2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets; provided, however, that the Portfolio may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Portfolio's while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Portfolio's hedging activities are not deemed to be a pledge of assets;

     3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Portfolio may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Portfolio's. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Portfolio's total assets;

     4. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Portfolio may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Portfolio's;

     5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies (see "Investment Objectives and Policies");

     6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Portfolio's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Portfolio may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

     7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Portfolio's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

     8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

     9.  Act as an underwriter of securities;

     10. Issue any senior security, except as appropriate to evidence indebtedness which the Portfolio is permitted to incur pursuant to Investment Restriction No. 2. The Portfolio's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof; or

     11. Purchase any equity security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

INTERNATIONAL EQUITY PORTFOLIO

     The International Equity Portfolio may not:

     1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's net assets at the time of borrowing, and except in connection with reverse repurchase agreements and then only in amounts up to 33 1/3% of the value of the Portfolio's net assets; or purchase securities while borrowings, including reverse repurchase agreements, exceed 5% of the Portfolio's total assets; provided, however, that the Portfolio may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Portfolio's while such borrowings are outstanding. The Portfolio will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Portfolio's net assets at the time of such borrowing;

     2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Portfolio may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Portfolio's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Portfolio's total assets;

     3. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Portfolio may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the
Portfolio's.    This limitation shall not apply to permitted investments of up to 25% of the Portfolio's total assets;

     4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets; provided, however, that the Portfolio may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Portfolio's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

     5. Make loans, except through the purchase or holding of debt obligations (including restricted securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies, see "Additional Investment Information" in the Prospectus and "Investment Objectives and Policies" in this Statement of Additional Information;

     6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real property, including limited partnership interests, commodities, or commodity contracts, except for the Portfolio's interests in hedging and foreign exchange activities as described under "Additional Investment Information" in the Prospectus; or interests in oil, gas, mineral or other exploration or development programs or leases. However, the Portfolio may purchase securities or commercial paper issued by companies that invest in real estate or interests therein including real estate investment trusts;

     7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities, provided that this restriction shall not be deemed to apply to the purchase or sale of when-issued securities or delayed delivery securities;

     8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

     9. Act as an underwriter of securities, except insofar as the Portfolio may be deemed to be an underwriter under the 1933 Act by virtue of disposing of portfolio securities; or

     10. Issue any senior security, except as appropriate to evidence indebtedness which the Portfolio is permitted to incur pursuant to Investment Restriction No. 1. The Portfolio's arrangements in connection with its hedging activities as described in "Additional Investment Information" in the Prospectus shall not be considered senior securities for purposes hereof.

BOND DEBENTURE PORTFOLIO

     The Bond Debenture Portfolio of the Trust may not:

     1. Sell short or buy on margin, although it may obtain short-term credit as needed to clear purchases of securities;

     2. Buy or sell put or call options, although it may buy, hold or sell warrants acquired with debt securities;

     3. Borrow in excess of 5% of the Portfolio's gross assets taken at cost or market value whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

     4. Act as an underwriter of securities issued by others, except where it may be deemed to be an underwriter by selling a portfolio security requiring registration under the Securities Act of 1933;

     5. Invest knowingly more than 15% of its gross assets in illiquid securities;

     6. Make loans, except for (a) time or demand deposits with banks, (b) purchasing commercial paper or publicly-offered debt securities at original issue or otherwise, (c) short-term repurchase agreements with sellers of securities the Portfolio has bought and (d) loans of portfolio securities to registered broker-dealers if 100% secured by cash or cash equivalents, made in full compliance with applicable regulations and which, in management's opinion, do not expose the Portfolio to significant risks or impair its qualification for pass-through tax treatment under the Internal Revenue Code;

     7.  Pledge, mortgage, or hypothecate its assets;

     8. Buy or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or oil, gas or other mineral leases, or commodities, or commodity contracts although it may buy securities of companies that deal in such interests (however, the Portfolio may hold and sell any of the aforementioned or any other property acquired through ownership of other securities, although the Portfolio may not purchase securities for the purpose of acquiring those interests);

     9. Buy securities issued by any other open-end investment company (except pursuant to a plan of merger, consolidation or acquisition of assets), although it may invest up to 5% of its gross assets, taken at market value at the time of investment, in closed-end investment companies, provided such purchase is made in the open market and does not involve the payment of a fee or commission greater than the customary broker's commission;

     10. Invest more than 5% of its gross assets, taken at market value at the time of investment in securities of companies with less than three years' continuous operation, including predecessor companies;

     11. With respect to 75% of its gross assets, buy the securities of any issuer if the purchase causes it (a) to have more than 5% of its gross assets invested in the securities of such issuer (except obligations of the United States, its agencies or instrumentalities) or (b) to own more than 10% of the outstanding voting securities of such issuer;

     12. Hold securities of any issuer, any of whose officers, directors or security holders is an officer, director or partner of the Adviser or Sub-Adviser or an officer or director of the Portfolio, if after the purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the securities of such issuer and such persons together own beneficially more than 5% of such securities;

     13. Concentrate its investments in a particular industry, though, if it is deemed appropriate to its investment objective, up to 25% of the market value of its gross assets at the time of investment may be invested in any one industry classification used for investment purposes;

     14. Buy from or sell to any of the Trust's directors, employees, or the Investment Adviser or Sub-Adviser or any of its officers, directors, partners or employees, any securities other than shares of the Portfolio's common stock; or

     15. Invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

     With respect to investment restriction 5. above, securities subject to legal or contractual restrictions on resale, which are determined by the Board of Trustees, or by the Sub-Adviser pursuant to delegated authority, to be liquid are considered liquid securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - QUALITY BOND PORTFOLIO, SELECT EQUITY PORTFOLIO, LARGE CAPITAL STOCK PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO

     The investment restriction described below is not a fundamental policy of these Portfolios and may be changed by the Trustees. This non-fundamental investment policy requires that each such Portfolio may not (i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Portfolio's total assets would be in investments that are illiquid.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - INTERNATIONAL EQUITY PORTFOLIO

     The investment restrictions described below are not fundamental policies of the Portfolio and may be changed by the Trustees. These non-fundamental investment policies require that the Portfolio may not:

     1. Purchase any equity security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

     2. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws; or

     3. Invest in any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer of the Investment Adviser or Sub-Adviser, if after the Portfolio's purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - SELECT EQUITY PORTFOLIO, LARGE CAPITAL STOCK PORTFOLIO AND SMALL CAPITAL STOCK PORTFOLIO

     The investment restrictions described below are not fundamental policies of these Portfolios and may be changed by the Trustees. These non-fundamental investment policies require that each such Portfolio may not:

     1. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws; or

     2. Invest in any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer of the Investment Adviser or Sub-Adviser, if after the Portfolio's purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     3.  Invest in real estate limited partnership interests; or

     4.  Invest in oil, gas or other mineral leases.

                      DESCRIPTION OF SECURITIES RATINGS

     A description of Corporate Bond Ratings is found in the Appendix to the Prospectus.

COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:


A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2  Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 Issues carrying this designation have a satisfactory capacity for timely of payment. They are, however, somewhat more vulnerable to the adverse effects changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C&D These ratings indicate that the issue is either in default or is expected to be in default upon maturity.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

VARIABLE RATE DEMAND BOND RATINGS

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, 'AAA/A-1') or if the nominal maturity is short, a rating of 'SP-1+/AAA' is assigned.

NOTES

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

     - -     Amortization schedule (the longer the final maturity relative to other maturities the more likely it will be treated as a note).

     - -     Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).
Note rating symbols are as follows:

     SP-1   Very strong or strong capacity to pay principal and interest.
Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2   Satisfactory capacity to pay principal and interest.

     SP-3   Speculative capacity to pay principal and interest.

PREFERRED STOCK RATINGS (STANDARD & POOR'S)

     AAA   This is the highest rating that may be assigned by Standard &
Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA   A preferred stock issue rated 'AA' also qualifies as a high-quality
fixed  income  security.    The capacity to pay preferred stock obligations is
very strong, although not as overwhelming as for issues rated 'AAA'.

     A   An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB   An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB   Preferred stock rated 'BB', 'B' and 'CCC' is regarded, on balance, as
     B   Predominantly speculative with respect to the issuer's capacity to pay

     CCC   preferred stock obligations.  'BB' indicates the lowest degree of speculation and 'CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC   The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     C   A preferred stock rated 'C' is a non-paying issue.

     D   A preferred stock rated 'D' is a non-paying issue with the issuer in default on debt instruments.

     PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR   This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       MOODY'S INVESTORS SERVICE, INC. - A brief description of the applicable Moody's Investors Service, Inc. rating symbols with respect to preferred stock and their meanings (as published by Moody's Investors Service, Inc.) follows:

PREFERRED STOCK RATINGS (MOODY'S)

Preferred stock rating symbols and their definitions are as follows:

     aaa:   An issue which is rated 'aaa' is considered to be a top-quality
preferred  stock.    This rating indicates good asset protection and the least
risk of dividend impairment within the universe of preferred stocks.

     aa:   An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a:   An issue which is rated 'a' is considered to be an upper-medium
preferred  stock.    While risks are judged to be somewhat greater than in the
'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa:   An issue which is rated 'baa' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba:   An issue which is rated 'ba' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b:   An issue which is rated 'b' generally lacks the characteristics of
a  desirable  investment.    Assurance of dividend payments and maintenance of
other terms of the issue over any long period of time may be small.

     caa:   An issue which is rated 'caa' is likely to be in arrears on
dividend  payments.   This rating designation does not purport to indicate the
future status of payments.

     ca:   An issue which is rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

     c:   This is the lowest rated class of preferred or preference stock.
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Beginning May 3, 1982, Moody's began applying numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its
preferred  stock  rating  system.   The modifier 1 indicates that the security
ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                  YIELD INFORMATION FOR MONEY MARKET PORTFOLIO

     There are two methods by which the Money Market Portfolio's yield for a specified period of time is calculated. Normally a seven day period will be used in determining yields in published or mailed advertisements.

     The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. (The net asset value of this share will be $1.00 except under extraordinary circumstances.) The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period; however, capital changes and unrealized appreciation or depreciation of the Portfolio's assets are excluded from this calculation. This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing by the seven days of the period; the result is the "current yield," usually expressed to the nearest one-hundredth of one percent.

     The second method results in an amount referred to as the "compounded effective yield." This represents an annualization of the current yield with dividends reinvested daily. This compounded effective yield, calculated again for a seven day period, would be computed by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

    In addition to using the yields in advertisements or information furnished to present or prospective stockholders, the Portfolio also may quote rankings, yields or returns as published by recognized statistical services or publishers, such as Lipper Analytical Services, Inc., Morningstar, Weisenberger Investment Companies, Donoghue's Money Fund Report, or others.

     Yield information may be useful to investors in reviewing the Portfolio's performance. However, a number of factors should be taken into account before using yield information as a basis for comparison with alternative investments. An investment in the Portfolio is not insured and its yields are not guaranteed. They normally will fluctuate on a daily basis. Accordingly they cannot be compared to yields on those savings accounts or other investment alternatives which provide a guaranteed fixed yield for a stated period of time and which may be insured by a government agency. The yields for any given past period are not an indication or representation by the Portfolio of future yields or rates of return on the Portfolio's shares. In comparing the yields of one money market fund to another, consideration should be given to each fund's investment policy, portfolio quality, portfolio maturity, type of instruments held and operating expenses.

                            OFFICERS AND TRUSTEES

MANAGEMENT OF THE TRUST


Lorry J. Stensrud*               President and Chief         President of Cova Financial Services
One Tower Lane, Suite 3000       Executive Officer           Life Insurance Company ("Cova Life")
Oakbrook Terrace, IL 60181-4644                              since June, 1995; prior thereto,
   Age: __                                                   Executive Vice President of Cova
                                                             Life

William C. Mair*                 Vice President, Treasurer,  Vice President and Controller of
One Tower Lane, Suite 3000       Controller, Chief           Cova Life; Vice President, Treasurer
Oakbrook Terrace, IL 60181-4644  Financial Officer, Chief    and Controller of Cova Investment
   Age: 54                       Accounting Officer and      Advisory Corporation
                                 Trustee

Stephen M. Alderman              Trustee                     Partner in the law firm of Garfield
211 West Wacker Drive                                        & Merel
Chicago, IL 60606
   Age: 36

Theodore A. Myers                Trustee                     Executive Vice President and Chief
1940 East 6th Street                                         Financial Officer of Qualitech
Cleveland, OH 44114                                          Steel Corporation, a producer of
   Age: 65                                                   high quality engineered steels for
                                                             automotive, transportation and
                                                             capital goods industries; Director
                                                             of McClouth Steel Co.; Prior to
                                                             August, 1993, Senior Vice President,
                                                             Chief Financial Officer and a
                                                             Director of Doskocil Companies,
                                                             Inc., a food processing and
                                                             distribution company; Trustee of
                                                             other investment companies advised
                                                             by VKAC

Deborah A. Vohasek               Trustee                     Principal, Vohasek Oetjen Marketing
601 South LaSalle Street
Chicago, IL 60605
   Age: 32

R. Kevin Williams                Trustee                     Partner in the law firm of
20 North Wacker Drive                                        O'Donnell, Byrne & Williams from
Chicago, IL 60606                                            June 1993 through the present;
   Age: 41                                                   Associate Attorney, Sonnenberg,
                                                             Anderson, O'Donnell & Rodriguez,
                                                             September 1988 through May 1993

William H. Wilton                Vice President              Vice President & Actuary of Cova
One Tower Lane, Suite 3000                                   Life; Prior to October, 1992,
Oakbrook Terrace, IL 60181-4844                              Associate Actuary, Allstate Life
   Age: __                                                   Insurance Co., Northbrook, IL

Jeffery K. Hoelzel               Senior Vice President and   Senior Vice President, General
One Tower Lane, Suite 3000       Secretary                   Counsel, Secretary and Director of
Oakbrook Terrace, IL 60181-4644                              Cova Life; Secretary and Director of
   Age: 32                                                   Cova Investment Advisory Corporation;
                                                             prior to June, 1992, Associate
                                                             Attorney with the law firm of Lord,
                                                             Bissell & Brook in Chicago

* Interested person of the Trust within the meaning of the 1940 Act.

Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $10,000 and an additional fee of $1,000 for each Trustees' meeting attended. In addition, disinterested Trustees who are members of any Board committees will receive a separate $1,000 fee for attendance of any committee meeting that is held on a day on which no Board meeting is held.

                           SUBSTANTIAL SHAREHOLDERS

     Shares of the Trust are issued and redeemed only in connection with investments in and payments under certain variable annuity contracts ("variable contracts") issued by Cova Financial Services Life Insurance Company and its affiliated insurance companies. On February 1, 1996, Cova Variable Annuity Account One, a separate account of Cova Life, was known to the Board of Trustees and the management of the Trust to own of record ___% of the shares of the Trust and Cova Variable Annuity Account Five, a separate account of Cova Financial Life Insurance Company, was known to own of record _____ shares. Cova Life contributed the initial capital to the Trust.

                    OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     Cova Life has advised the Trust that as of _________________, there were no persons owning variable contracts which would entitle them to instruct Cova Life with respect to more than 5% of the voting securities of any Portfolio of the Trust.

                                  CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1912, Boston, Massachusetts 02105, is the custodian of the Trust and has custody of all securities and cash of the Trust. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Trust.

                    LEGAL COUNSEL AND INDEPENDENT AUDITORS

     Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut is counsel to the Trust and passes upon the legality of the Trust's shares.

     The independent auditors for the Trust are __________________________, _____________. The selection of independent auditors will be subject to ratification by the shareholders of the Trust.

                        INVESTMENT ADVISORY AGREEMENT

     Cova Investment Advisory Corporation (the "Investment Adviser"), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644 is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation, which in turn, is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a St. Louis-based mutual company. General American has more than $235 billion of life insurance in force and approximately $9.6 billion in assets.

     The Investment Adviser commenced providing investment advisory services to all Portfolios of the Trust as of May 1, 1996 pursuant to an Investment Advisory Agreement dated __________, 1996 ("Investment Advisory Agreement"). Prior to this date, VKAC had acted as the investment adviser to all Portfolios of the Trust. The Investment Advisory Agreement, between the Investment Adviser and the Trust, was approved by shareholders of the Trust at a Special Meeting of Shareholders held on February 9, 1996 and was also approved by the Board of Trustees of the Trust on that same date.

     Under the terms of the Investment Advisory Agreement, the Investment Adviser is obligated to (i) manage the investment and reinvestment of the assets of each Portfolio of the Trust in accordance with each Portfolio's investment objective and policies and limitations, or (ii) in the event that the Investment Adviser shall retain a sub-adviser or sub-advisers, to supervise and implement the investment activities of any Portfolio for which any such sub-adviser has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisers; and to administer the Trust's affairs. The Investment Advisory Agreement further provides that the Investment Adviser agrees, among other things, to administer the business affairs of each Portfolio, to furnish offices and necessary facilities and equipment to each Portfolio, to provide administrative services for each Portfolio, to render periodic reports to the Board of Trustees of the Trust with respect to each Portfolio, and to permit any of its officers or employees, or those of any sub-adviser to serve without compensation as trustees or officers of the Portfolio if elected to such positions.

     The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error in judgment or of law, or for any loss suffered by the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Investment Adviser's activities are subject to the review and supervision of the Trust's Trustees to whom the Investment Adviser renders periodic reports of the Trust's investment activities.

     The Investment Advisory Agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.

INVESTMENT DECISIONS

Investment decisions for the Trust and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

                            PORTFOLIO TRANSACTIONS

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers may receive research, statistical, and quotation services from any broker-dealers with whom they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, a Sub-Adviser may cause a Portfolio to pay a broker-dealer who provides brokerage and research services to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker- dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

                             FINANCIAL STATEMENTS

                          [TO BE FILED BY AMENDMENT]




                                    PART C


                                    PART C
                              OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  FINANCIAL STATEMENTS

     [To be filed by amendment]

(b)  EXHIBITS

     (1)      Declaration of Trust*
     (2)      By-laws of Trust*
     (3)      Not Applicable
     (4)      Not Applicable
     (5)(a) Form of Investment Advisory Agreement (to be filed by amendment)
     (5)(b)   Form of Sub-Advisory Agreement (to be filed by amendment)
     (6)(a)   Principal Underwriters Agreement**
     (6)(b)   Form of Addendum to Principal Underwriters Agreement****
     (7)      Not Applicable
     (8)(a)   Form of Custodian Contract*
     (8)(b)   Form of Transfer Agency Agreement*
     (9)      Agency and Service Agreement*
     (10)     Consent and Opinion of Counsel****
     (11)     Consent of Independent Auditors (to be filed by amendment)
     (12)     Not Applicable
     (13)     Agreement Governing Contribution of Capital*
     (14)     Not Applicable
     (15)     Not Applicable
     (16)     Not Applicable

    * incorporated by reference to Registrant's initial registration on Form N-1A filed on July 23, 1987.

   ** incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed on May 1, 1993.

 **** incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on January 14, 1994.

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The shares of the Trust are currently sold to Cova Variable Annuity Account One of Xerox Financial Services Life Insurance Company and Cova Variable Annuity Account Five of Cova Financial Life Insurance Company. Cova Variable Annuity Account One and Cova Variable Annuity Account Five currently control all Portfolios of the Trust through their share ownership thereof.

ITEM 26.   NUMBER OF HOLDERS OF SECURITIES
Variable Annuity Account One and Cova Variable Annuity Account Five own all shares of beneficial interest of the Trust.

ITEM 27.   INDEMNIFICATION

Please see Article 5.3 of the Registrant's Agreement and Declaration of Trust (Exhibit 1) for indemnification of officers and trustees. Registrant's trustees and officers are also covered by an Errors and Omissions Policy.
Section 5 of the Investment Advisory Agreement between the Registrant and Van Kampen Merritt Investment Advisory Corp. ("Advisor") provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreement on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any error in judgment or of law, or for any loss suffered by the Registrant in connection with the matters to which the Investment Advisory Agreement relates. The Principal Underwriters Agreement provides that the Registrant will indemnify the Distributor and certain persons related thereto for any loss or liability arising from any alleged misstatement of a material fact (or alleged omission to state a material fact) contained in, among other things, the Registration Statement or Prospectus except to the extent the misstated fact or omission was made in reliance upon information provided by or on behalf of such Distributor.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Advisor and Distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant, Advisor and the Distributor in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person, Advisor or the Distributor in connection with the shares being registered the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management of the Trust" in the Prospectus and "Officers and Trustees" in the Statement of Additional Information for information regarding the Investment Advisor. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Advisor, reference is made to the Investment Advisor's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference (File No. 18161).

ITEM 29.   PRINCIPAL UNDERWRITER

           Not Applicable

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644 or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02105; and
(ii) by the Advisor will be maintained at its offices, located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

ITEM 31.   MANAGEMENT SERVICES

Not Applicable.

ITEM 32.   UNDERTAKINGS

The Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report upon request and without charge.


                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 13 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace, and State of Illinois on the 9th day of February, 1996.


                                    VAN KAMPEN MERRITT SERIES TRUST


                               By:  /S/LORRY J. STENSRUD
                                    -------------------------------
                                    Lorry J. Stensrud
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 has been signed below by the following persons in the capacities and on the date indicated.



          SIGNATURE               TITLE                     DATE


/S/LORRY J. STENSRUD    President                        2/12/96
----------------------                                  --------
Lorry J. Stensrud       (Principal Executive Officer)

                        Vice President, Treasurer,
/S/WILLIAM C. MAIR      Controller and Trustee (Prin-     2/9/96
----------------------                                  --------
William C. Mair         cipal Financial Officer and
                        Principal Accounting Officer)

/S/WILLIAM H. WILTON    Vice President                    2/9/96
----------------------                                  --------
William H. Wilton


/S/JEFFERY K. HOELZEL   Senior Vice President             2/9/96
----------------------                                  --------
Jeffery K. Hoelzel      and Secretary


/S/STEPHEN M. ALDERMAN  Trustee                           2/9/96
----------------------                                  --------
Stephen M. Alderman


/S/THEODORE A. MYERS    Trustee                           2/9/96
----------------------                                  --------
Theodore A. Myers


/S/DEBORAH A. VOHASEK   Trustee                           2/9/96
----------------------                                  --------
Deborah A. Vohasek


/S/R. KEVIN WILLIAMS    Trustee                           2/9/96
----------------------                                  --------
R. Kevin Williams